Exhibit 10.8

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

COLLABORATION AND

LICENSE AGREEMENT

between

ABLYNX N.V.

and

SANOFI

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

i

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibits
Exhibit A	Work Plans for Initial Sanofi Targets
Exhibit B	Form of Work Plan
Exhibit C	Form of Diligence Notice
Exhibit D	Form of Royalty Report

Schedules

Schedule 1.1.14	Ablynx Non-Platform Patent Rights
Schedule 1.1.17	Ablynx Platform Patent Rights
Schedule 1.1.63	Derivative Nanobody Protocol
Schedule 1.1.109	Indications

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Schedule 1.1.112	Initial Sanofi Targets
Schedule 1.1.137	Examples of Certain Nanobody Residues
Schedule 2.5.3	Diligence Documentation
Schedule 3.7	Nanobody Trademarks
Schedule 5.17	Inflation Adjustment Formula for FTE Rate
Schedule 6.3	Form of Press Release
Schedule 6.6	Certain Permitted Recipients of the Redacted Agreement
Schedule 8.2.1	Infringement of Ablynx Patent Rights by Third Parties
Schedule 8.2.6	Ablynx In-Licenses
Schedule 8.2.11	Unblocked Targets
Schedule 8.2.12	Pre-Existing Nanobodies for Initial Sanofi Targets

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COLLABORATION AND LICENSE AGREEMENT

This Collaboration and License Agreement (this “Agreement”) is entered into as of July 19, 2017 (the “Effective Date”), by and between Ablynx N.V., a company incorporated under the laws of Belgium having an address at Technologiepark 21, 9052 Zwijnaarde, Belgium (“Ablynx”), and Sanofi, a société anonyme duly organized and existing under the laws of France having an address at 54, rue de la Boétie, 75017 Paris, France (“Sanofi”). Ablynx and Sanofi may sometimes individually be referred to hereafter as a “Party” or, collectively, as the “Parties”.

RECITALS

WHEREAS, Ablynx owns or Controls certain intellectual property rights relating to technology useful for generating Nanobodies and Compounds Directed to Targets;

WHEREAS, Ablynx and Sanofi wish to collaborate on Research Programs to Develop Nanobodies and Compounds Directed to the Sanofi Targets subject to the terms of this Agreement (such collaboration, the “Research Collaboration”); and

WHEREAS, Sanofi wishes to acquire from Ablynx, and Ablynx wishes to grant to Sanofi, certain licenses as set forth herein, including with regard to Licensed Compounds and Licensed Products as further described herein.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, the Parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions. For the purposes of this Agreement, the following capitalized words and phrases will have the following meanings:

1.1.1 “Ablynx” has the meaning set forth in the introduction.

1.1.2 “Ablynx Collaboration IP” means the Ablynx Collaboration Patent Rights and the Ablynx Collaboration Know-How.

1.1.3 “Ablynx Collaboration Know-How” means [...***...].

1.1.4 “Ablynx Collaboration Patent Rights” means any Collaboration Patent Rights claiming any Ablynx Collaboration Know-How.

1.1.5 “Ablynx Executive” has the meaning set forth in Section 11.2.2.

1.1.6 “Ablynx Improvements” means [...***...].

1.1.7 “Ablynx Indemnitees” has the meaning set forth in Section 9.1.2.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.8 “Ablynx In-License IP” has the meaning set forth in Section 8.2.6.

1.1.9 “Ablynx In-Licenses” has the meaning set forth in Section 8.2.6.

1.1.10 “Ablynx IP” collectively means the Ablynx Know-How and the Ablynx Patent Rights. For the avoidance of doubt, the Ablynx IP does not include the Joint Collaboration IP.

1.1.11 “Ablynx Know-How” means any Know-How owned or Controlled by Ablynx as of the Effective Date or during the Term, including, without limiting the generality of the foregoing, Ablynx Collaboration Know-How, Ablynx Platform Know-How (including any Functionalizing Technology or formulation technology) or Ablynx Non-Platform Know-How, but excluding any Joint Collaboration Know-How.

1.1.12 “Ablynx Non-Platform IP” means the Ablynx Non-Platform Know-How and the Ablynx Non-Platform Patent Rights.

1.1.13 “Ablynx Non-Platform Know-How” means [...***...].

1.1.14 “Ablynx Non-Platform Patent Rights” means any and all Patent Rights owned or Controlled by Ablynx as of the Effective Date or at any time during the Term that Specifically Claim any Ablynx Non-Platform Know-How (but excluding any Ablynx Platform Patent Rights). The Ablynx Non-Platform Patent Rights will be set forth on Schedule 1.1.14 as the same will be updated from time to time in accordance with Section 8.2.5.

1.1.15 “Ablynx Patent Rights” means any and all Patent Rights owned or Controlled by Ablynx (including, without limiting the generality of the foregoing, the Ablynx Collaboration Patent Rights, the Ablynx Platform Patent Rights and the Ablynx Non-Platform Patent Rights) as of the Effective Date or at any time during the Term, including those Patent Rights set forth on Schedule 1.1.14 and Schedule 1.1.17, as the same will be updated from time to time in accordance with Section 8.2.5, but excluding any Joint Collaboration Patent Rights.

1.1.16 “Ablynx Platform IP” means the Ablynx Platform Know-How and the Ablynx Platform Patent Rights.

1.1.17 “Ablynx Platform Patent Rights” means any and all Patent Rights owned or Controlled by Ablynx as of the Effective Date or at any time during the Term that (a) Specifically Claim the Ablynx Platform Know-How, and (b) but for the License in Section 3.1.2, would be infringed by the Development and Commercialization of any Licensed Compound(s) or Licensed Product(s). The Ablynx Platform Patent Rights (a) include those Patent Rights set forth on Schedule 1.1.17 as the same will be updated from time to time in accordance with Section 8.2.5, and (b) do not include any Joint Collaboration Patent Rights.

1.1.18 “Ablynx Platform Know-How” means any Know-How owned solely or jointly or Controlled by Ablynx or its Affiliates as of the Effective Date or during the Term, [...***...].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.19 “Ablynx Program Activities” has the meaning set forth in Section 2.1.3.

1.1.20 “Ablynx Program Records” has the meaning set forth in Section 2.3.4.

1.1.21 “Ablynx Prosecution Patent Rights” means the Ablynx Patent Rights, including any Joint Collaboration Patent Rights that have become Ablynx Patent Rights pursuant to Section 7.3.5 (but not any other Joint Collaboration Patent Rights), but excluding any Sanofi Prosecution Patent Rights.

1.1.22 “Ablynx Regulatory Documentation” means Regulatory Documentation owned or Controlled by Ablynx or its Affiliates as of the Effective Date or during the Term that is necessary or useful to Exploit Licensed Nanobodies, Derivative Nanobodies, Licensed Compounds, Derivative Compounds and Licensed Products, but excluding any Sanofi Regulatory Documentation.

1.1.23 [...***...].

1.1.24 [...***...].

1.1.25 “Accounting Standards” means, with respect to a Party or its Affiliate or Sublicensee, GAAP or IFRS, as such Party, Affiliate or Sublicensee uses for its financial reporting obligations, in each case, consistently applied.

1.1.26 “Acting Improperly” has the meaning set forth in Section 8.1.6.

1.1.27 “Affiliate” of a Party means any corporation or other business entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Party for so long as such Party controls, is controlled by or is under common control with such corporation or other business entity. As used herein, the term “control” means the direct or indirect ownership of 50% or more of the stock having the right to vote for directors thereof or the ability to otherwise control the management thereof.

1.1.28 “Agreement” has the meaning set forth in the introduction.

1.1.29 “Alliance Manager” has the meaning set forth in Section 2.6.4.

1.1.30 “Anti-Corruption Laws” means the US Foreign Corrupt Practices Act, as amended, the UK Bribery Act 2010, as amended, and any other applicable anti-corruption laws and laws for the prevention of fraud, racketeering, money laundering or terrorism.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.31 “Applicable Law” means any law or statute, any rule or regulation (including written governmental interpretations thereof, the guidance related thereto, or the application thereof) issued by a Governmental Authority and any judicial, governmental, or administrative order, judgment, decree, or ruling, in each case as applicable to the subject matter and the parties at issue, and taking into account the countries or territories where a Party is to perform its activities and obligations hereunder and, in the case of Manufacturing activities, taking into account the requirements of the country(ies) in which the Manufactured Nanobody, Compound or Licensed Product is intended to be used.

1.1.32 “Apportionment” means [...***...].

1.1.33 [...***...] has the meaning set forth in Section 5.2.

1.1.34 “Arbitrators” has the meaning set forth in Section 11.2.2.

1.1.35 “Bankruptcy Code” has the meaning set forth in Section 10.5.1.

1.1.36 “Biosimilar Product” means, with respect to a Licensed Product in a country or jurisdiction, any product sold by a Third Party that (a) has been licensed as a biosimilar or interchangeable product by the U.S. FDA pursuant to Section 351(a) or 351(k) of the PHSA, (b) has been licensed as a similar biological medicinal product by EMA pursuant to Directive 2001/83/EC, as may be amended, or any subsequent or superseding law, statute or regulation or (c) has otherwise received Regulatory Approval as a generic, biosimilar or interchangeable product from another applicable Regulatory Authority in such country or jurisdiction, including by referencing Regulatory Approvals (or data therein) of such Licensed Product.

1.1.37 “BLA” means Biologics License Application as described in 21 C.F.R § 601.2, or an equivalent FDA application.

1.1.38 “Blocked Target” means, [...***...].

1.1.39 “Blocked Target List” has the meaning set forth in Section 2.5.2.

1.1.40 “Breaching Party” has the meaning set forth in Section 10.3.1.

1.1.41 “Business Day” means a day on which national banks located in France are open for commercial banking business other than a Saturday or Sunday.

1.1.42 “Calendar Quarter” means any of the 3-month periods beginning on January 1, April 1, July 1 or October 1 of any Calendar Year, except that the first Calendar Quarter of the Term will commence on the Effective Date and end on September 30, 2017 and the last Calendar Quarter will end on the last day of the Term.

1.1.43 “Calendar Year” means (a) for the first Calendar Year, the period commencing on the Effective Date and ending on December 31 of the year during which the Effective Date occurs, (b) for the last Calendar Year, the period commencing on January 1 of the last year of the Term, and ending on the last day of the Term, and (c) each interim period of 12 months commencing on January 1 and ending on December 31.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.44 “CDR” has the meaning set forth in the definition of Derivative Nanobody.

1.1.45 “Certification Date” has the meaning set forth in Section 8.2.

1.1.46 “Change in Control” means with respect to a Party, (a) a merger or consolidation in which (i) such Party is a constituent party, or (ii) an Affiliate of such Party is a constituent party, except in the case of either clause (i) or (ii) any such merger or consolidation involving such Party or such Affiliate of such Party in which the shares of capital stock of such entity outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or are exchanged for shares of capital stock which represent, immediately following such merger or consolidation, 50% or more by voting power of the capital stock of (A) the surviving or resulting corporation or (B) a parent corporation of such surviving or resulting corporation, whether direct or indirect; (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by such Party or an Affiliate of such Party of all or substantially all of the assets of such Party taken as a whole and whether owned directly or indirectly through Affiliates (except where such sale, lease, transfer, exclusive license or other disposition is to an Affiliate of such Party); (c) any “person” or “group”, as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act, in a single transaction or series of related transactions, becomes the beneficial owner as defined under the Exchange Act, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, of 50% or more by voting power of the then-outstanding capital stock or other equity interests of such Party or a subsidiary of such Party, other than pursuant to a bona fide financing; or (d) any transaction not satisfying any of the foregoing provisos (a)-(c) in which a Party or its Affiliate(s) transfer(s) to a Third Party (whether by merger, acquisition, asset purchase or otherwise) all or substantially all of such Party’s business to which this Agreement relates. For purposes of this Agreement, references to a “Change in Control involving Ablynx” will mean a Change in Control of Ablynx that satisfies the foregoing provisos (a)-(c) or a transaction to which Ablynx or its Affiliate(s) is/are party(ies) that satisfies the foregoing proviso (d).

1.1.47 “Claims” has the meaning set forth in Section 9.1.1.

1.1.48 “Clinical Trial” means any clinical investigation conducted on human subjects, as that term is defined in FDA regulations at 21 C.F.R. § 312.3. Without limiting the foregoing, Clinical Trials include any Phase I Clinical Trial, Phase II Clinical Trial or Phase III Clinical Trial.

1.1.49 [...***...] has the meaning set forth in Section 5.2.

1.1.50 “Collaboration IP” means the Sanofi Collaboration IP, Ablynx Collaboration IP and Joint Collaboration IP.

1.1.51 “Collaboration Know-How” means any Know-How first conceived, discovered, developed or identified in the conduct of any of the Research Programs.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.52 “Collaboration Patent Right” means any Patent Rights claiming Collaboration Know-How, but excluding any Ablynx Patent Right or Sanofi Patent Right that, in each case, (a) exists as of the Effective Date, (b) invokes a priority date that lies prior to the Effective Date and is not a continuation-in-part application to which any Collaboration Know-How has been added compared to the corresponding parent application, or (c) is filed based solely on activities conducted outside of the Research Programs.

1.1.53 “Combination Product” means any biopharmaceutical preparation in final form containing one or more Licensed Compound(s) in combination with (a) one or more other active ingredient(s) that is/are not Licensed Compound(s) or Derivative Compound(s), sold either as a fixed dose/unit or as separate doses/units in a single package, or (b) one or more device(s), service(s) or other item(s) of value as a single package (such other active ingredients, devices or other items of value, “Other Items”).

1.1.54 “Commercialization Sublicense” has the meaning set forth in Section 3.2.2.

1.1.55 “Commercialize” or “Commercializing” means to market, promote, distribute, use, have used, offer for sale, sell, have sold, import, have imported, export, have exported or otherwise exploit a compound or product other than for Development or Manufacturing purposes. When used as a noun, “Commercialization” means any and all activities involved in Commercializing.

1.1.56 “Commercially Reasonable Efforts” means [...***...].

1.1.57 “Committee” means the JSC or JPT, as the context requires.

1.1.58 “Competing Product” [...***...].

1.1.59 “Compound” means any compound or construct that contains at least one Nanobody.

1.1.60 “Confidential Information” has the meaning set forth in Section 6.1.

1.1.61 “Control” means, with respect to any item of Know-How, Regulatory Documentation or intellectual property right, possession, whether directly or indirectly, by a Party or its Affiliates of the ability (whether by sole, joint or other ownership interest, license or otherwise, but other than pursuant to the grants set forth in this Agreement) to grant the right to access or use, or to grant a license or a sublicense to, such item without violating the terms of any agreement or other arrangement with any Third Party.

1.1.62 “Derivative Compound” means, with respect to a given Licensed Compound, any Compound that includes at least one Derivative Nanobody in lieu of the corresponding Licensed Nanobody, but excluding (a) any other Licensed Compounds, and (b) any Compound that is owned or Controlled by Sanofi as of the Effective Date or first conceived, discovered, developed, or identified by or on behalf of Sanofi or its Affiliates independently of the activities under this Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.63 “Derivative Nanobody” [...***...].

1.1.64 “Develop” or “Developing” means to discover, research or otherwise develop a process, compound or product, including conducting non-clinical and clinical research and development activities. When used as a noun, “Development” means any and all activities involved in Developing.

1.1.65 “Development and Commercialization License” has the meaning set forth in Section 3.1.2.

1.1.66 “Development Information” has the meaning set forth in Section 6.3.

1.1.67 “Diagnostic” means, with respect to a Licensed Product, (a) a companion diagnostic approved by the applicable Regulatory Authority that provides information essential to the safe and effective use of such Licensed Product or is otherwise necessary for the Regulatory Approval of such Licensed Product, or (b) a complementary diagnostic that provides information helpful to the safe and effective use of such Licensed Product but is not a companion diagnostic referred to in the foregoing proviso (a).

1.1.68 “Diligence Materials” has the meaning set forth in Section 2.5.3.

1.1.69 “Diligence Notice” has the meaning set forth in Section 2.5.3.

1.1.70 “Diligence Period” has the meaning set forth in Section 2.5.3.

1.1.71 “Direct Competition” has the meaning set forth in Section 4.5.

1.1.72 “Directed” means [...***...].

1.1.73 “Distributor” means any Third Party appointed by Sanofi or any of its Affiliates or its or their Sublicensees to distribute, market and sell Licensed Product(s), with or without packaging rights, in one or more countries in the Territory.

1.1.74 “Drug Approval Application” means a BLA or any corresponding foreign application, including, with respect to a country in Europe, a Marketing Authorization Application filed with the EMA pursuant to the centralized approval procedure.

1.1.75 “Drug Master File” means a voluntary submission to the FDA that may be used to provide confidential, detailed information about any aspect of the Manufacturing of any Licensed Nanobodies or Licensed Compounds (including the facilities used therefor).

1.1.76 “Effective Date” has the meaning set forth in the introduction.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.77 “Electronic Data Room” has the meaning set forth in Section 2.3.5.

1.1.78 “EMA” means the European Medicines Agency, or any successor agency thereto.

1.1.79 “European Union” means the economic, scientific and political organization of member states, as it may be constituted from time to time but including any territory that was a member state as of the Effective Date, whether or not such territory is a participating member state as of the applicable time.

1.1.80 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules thereunder.

1.1.81 “Excluded Nanobody” means [...***...].

1.1.82 “Exercise Structure” means Sanofi’s choice between the use of an Option or the use of a Swap Right to designate a Single Target or Target Combination as a Sanofi Target pursuant to Section 2.5.3.

1.1.83 “Exercise Term” has the meaning set forth in Section 2.4.

1.1.84 “Exploit” means make, have made, import, use, sell or offer for sale or otherwise exploit, including to Develop, Commercialize, register, Manufacture, have Manufactured, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market or have sold or otherwise dispose of. “Exploitation” means the act of Exploiting.

1.1.85 “Extensions” has the meaning set forth in Section 7.3.7.

1.1.86 “FDA” means the United States Food and Drug Administration, and any successor agency thereto.

1.1.87 “FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. 301, et. seq., as it may be amended from time to time, and the rules, regulations, guidance, guidelines, and requirements promulgated or issued thereunder.

1.1.88 “Field” means [...***...].

1.1.89 “First Commercial Sale” means, with respect to any Licensed Product and with respect to any country or jurisdiction in the Territory, the first commercial sale of a Licensed Product by Sanofi, its Affiliates or Sublicensees to a Third Party [...***...] after Regulatory Approval for such Licensed Product have been obtained in such country or jurisdiction, for use or consumption of such Licensed Product in such country or jurisdiction by the general public; [...***...].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.90 “First Indication” means, with respect to a Licensed Compound or Licensed Product, the first Indication for which Sanofi, its Affiliates or Sublicensees conducts or achieves, in any applicable Major Market Country, as applicable, the applicable milestone event (e.g., a Phase III Clinical Trial or Regulatory Approval).

1.1.91 “First Sales Milestone” has the meaning set forth in Section 5.5.

1.1.92 “Formulation and Other Technology” means (a) any Know-How, technology, system, service or product necessary or useful for the formulation of the applicable Licensed Product (including the Licensed Compounds contained therein), and (b) any other Know-How, technology, system, service or product necessary or useful for the Exploitation of the applicable Licensed Product, but (i) excluding Ablynx Platform Know-How or Manufacturing System Technology, (ii) only to the extent that (a) or (b) is actually applied to Develop or Commercialize a Licensed Compound or Licensed Product, and (iii) solely in the case of (b), excluding any Know-How, technology, system, service or product other than any of the foregoing that specifically relates to a Sanofi Target or is a method of using the Licensed Product for treatment of an indication for which the Licensed Product is being Developed or labeled.

1.1.93 “FTE” means a full time equivalent person year (consisting of [...***...] hours per year) of work performing either Development or Manufacturing activities under this Agreement. Indirect personnel (including support functions such as managerial, financial, legal or business development) will not constitute FTEs. Notwithstanding the foregoing, the time of a single individual will not account for more than one FTE for a given Calendar Year (or applicable pro-rata portion of an FTE during any Calendar Quarter or other period of less than a Calendar Year).

1.1.94 “FTE Costs” means, for a given period, the product of (a) the total FTEs (proportionately, on a per-FTE basis) dedicated, actually applied and reported as being applied by personnel of a Party or its Affiliates in the particular period to the performance of the activities allocated to such Party under and in accordance with the applicable Work Plan and associated budget, and (b) the FTE Rate.

1.1.95 “FTE Rate” means a rate per FTE equal to €[...***...] per annum (which may be prorated on a daily or hourly basis as necessary) with respect to applicable activities being charged under this Agreement, subject to adjustments for inflation in accordance with Section 5.17. “FTE Rate” will be deemed to include all direct and indirect costs of each Party’s FTEs (including personnel and travel expenses, and the costs of managerial, financial, legal or business development personnel supporting the activities of such FTEs).

1.1.96 “Functionalizing Technologies” means [...***...].

1.1.97 “Future Acquirer” means a Third Party that is, or whose Affiliate is, counterparty to a transaction or series of transactions effecting a Change in Control involving Ablynx.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.98 “Gatekeeper” has the meaning set forth in Section 2.5.1.

1.1.99 “GLP Toxicology Study” means, with respect to a Licensed Product, animal studies conducted in accordance with GLP and intended to enable an IND or clinical trial application for such Licensed Product.

1.1.100 “GMP” means the current good manufacturing practices applicable from time to time to the Manufacturing of a Nanobody, Compound, product or any intermediate thereof pursuant to Applicable Law.

1.1.101 “Good Laboratory Practices” or “GLP” means the then-current standards for good laboratory practices for pharmaceuticals, as set forth in the FFDCA and applicable regulations and guidance promulgated thereunder, including the Code of Federal Regulations, as amended from time to time.

1.1.102 “Governmental Authority” means any applicable multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.1.103 “Government Official” means (a) any officer, employee (including physician, hospital administrator, or other healthcare professional), agent, representative, department, agency, de facto official, representative, corporate entity, instrumentality or subdivision of any government, military or international organization, including, but not limited to, any ministry or department of health or any state-owned or affiliated company or hospital, or (b) any candidate for political office, any political party or any official of a political party.

1.1.104 “HICP” has the meaning set forth in Section 5.17.

1.1.105 “Improvements” means the Sanofi Improvements, the Ablynx Improvements and the Joint Improvements.

1.1.106 “IND” means (a) in the United States, an Investigational New Drug Application, as defined in the FFDCA, that is required to be filed with the FDA before conducting a Clinical Trial (including all supplements and amendments that may be filed with respect to the foregoing); and (b) any foreign counterpart of the foregoing.

1.1.107 “Indemnitee” has the meaning set forth in Section 9.2.

1.1.108 “Indemnitor” has the meaning set forth in Section 9.2.

1.1.109 “Indication” means those indications set forth on Schedule 1.1.109. For the avoidance of doubt, all clinical variants of a single disease or condition set forth on Schedule 1.1.109, whether classified by sub-indication, sub-type, stage, severity or patient population, will be the same Indication.

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1.1.110 “Infringement Notice” has the meaning set forth in Section 7.4.1.

1.1.111 “Initial Research Programs” means the Research Programs conducted with respect to the Initial Sanofi Targets pursuant to those Work Plans included in the Research Plan attached hereto as Exhibit A.

1.1.112 “Initial Sanofi Targets” means those Sanofi Targets set forth on Schedule 1.1.112.

1.1.113 “Initiation” means (a) with respect to a Clinical Trial, the dosing of the first patient with a Licensed Product pursuant to the clinical protocol for the specified Clinical Trial, and (b) with respect to a GLP Toxicology Study, the dosing of the first animal pursuant to the applicable protocol for such study.

1.1.114 “Inquiry” has the meaning set forth in Section 2.5.1.

1.1.115 “Insolvency Event” means the entry by a Party or its Affiliate into liquidation whether compulsory or voluntary (except for the purposes of bona fide reconstruction or amalgamation with the prior approval of the other Party), or compounds with or makes any arrangement with its creditors or makes a general assignment for the benefit of its creditors, or if it has a receiver, manager, administrative receiver, administrator or similar officer appointed over the whole or substantially the whole of its undertakings or assets or if it ceases to carry on its business.

1.1.116 “IP Representative” has the meaning set forth in Section 7.1.

1.1.117 “Joint Action” has the meaning set forth in Section 7.3.8.

1.1.118 “Joint Collaboration IP” means Joint Collaboration Patent Rights and Joint Collaboration Know-How.

1.1.119 “Joint Collaboration Know-How” means any Collaboration Know-How other than the Sanofi Collaboration Know-How and Ablynx Collaboration Know-How, including any Collaboration Know-How that constitutes a Joint Improvement.

1.1.120 “Joint Collaboration Patent Rights” means any Collaboration Patent Rights claiming any Joint Collaboration Know-How.

1.1.121 “Joint Improvements” means any Collaboration Know-How that would constitute both a modification or enhancement of the Sanofi IP and a modification or enhancement of the Ablynx Platform Know-How.

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1.1.122 “Joint Project Team” or “JPT” has the meaning set forth in Section 2.6.2.

1.1.123 “Joint Steering Committee” or “JSC” has the meaning set forth in Section 2.6.1.

1.1.124 “Know-How” means any and all information and materials, including discoveries, inventory, information, regulatory filings, processes, formulae, data, inventions (whether patentable or not), invention disclosures, know-how and trade secrets (whether patentable or not), including all chemical, pharmaceutical, toxicological, biochemical, and biological, technical and non-technical data, and information relating to the results of tests, assays, methods, and processes, and specifications or other documents containing information and related data, and any preclinical, clinical, assay control, Manufacturing, regulatory, and any other data or information, including any Improvements.

1.1.125 “Liabilities” has the meaning set forth in Section 9.1.1.

1.1.126 “Licensed Compound” means any Research Program Compound designated as a Licensed Compound by Sanofi pursuant to a Licensed Compound Selection Notice (unless withdrawn by Sanofi pursuant to Section 8.2) or a Derivative Compound that is deemed a Licensed Compound pursuant to Section 2.3.7.

1.1.127 “Licensed Compound Selection Date” means, with respect to a Licensed Compound, the date of the delivery of Sanofi’s notice to Ablynx of a Licensed Compound Selection Notice.

1.1.128 “Licensed Compound Selection Notice” has the meaning set forth in Section 2.3.6.

1.1.129 “Licensed IP” means any and all Ablynx IP and Ablynx’s interest in Joint Collaboration IP (as set out in Section 7.2.2(c)).

1.1.130 “Licensed Nanobody” means any Nanobody present in a Licensed Compound other than a Derivative Nanobody.

1.1.131 “Licensed Product” means a composition that contains at least one Licensed Compound.

1.1.132 “Major Market Country” means [...***...].

1.1.133 “Manufacture” or “Manufacturing” means to make, produce, manufacture, process, fill, finish, package, label, perform quality assurance testing, release, ship or store a compound or product or any intermediate or component thereof. When used as a noun, “Manufacture” or “Manufacturing” means any and all activities involved in Manufacturing a compound or product or any intermediate or component thereof, and “Manufacturer” means a Person engaged in Manufacturing activities.

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1.1.134 “Manufacturing Process Development Activities” means the upstream and downstream manufacturing process development, analytical development and formulation development activities necessary to establish a process suitable for the Manufacture of non-GMP material for GLP Toxicology Studies and in view of the Manufacture of a Licensed Product for Phase I Clinical Trials.

1.1.135 “Manufacturing System Technology” means [...***...].

1.1.136 “Material Infringement or Misappropriation” means, with respect to any Ablynx IP, Sanofi IP or Joint Collaboration IP, (a) any action by a Third Party constituting infringement of a claim in a granted patent, the theft of intellectual property or the use of intellectual property for a purpose other than that for which it is intended or legally required to be used, and (b) [...***...].

1.1.137 “Nanobody” means [...***...].

1.1.138 “Net Sales” means, [...***...].

1.1.139 “Notice of Dispute” has the meaning set forth in Section 11.2.1.

1.1.140 “Notice Period” has the meaning set forth in Section 10.3.1.

1.1.141 “Option” has the meaning set forth in Section 2.4.1.

1.1.142 “Option Exercise Fee” has the meaning set forth in Section 5.3.

1.1.143 “Option Exercise Fee Adjustment” has the meaning set forth in Section 2.4.2.

1.1.144 “Other Items” has the meaning set forth in the definition of Combination Product.

1.1.145 “Parties” has the meaning set forth in the introduction.

1.1.146 “Party Representatives” has the meaning set forth in Section 8.1.6.

1.1.147 “Patent Right” means any and all national, regional and international (a) issued patents and pending patent applications (including provisional patent applications), (b) patent applications filed either from the foregoing or from an application claiming priority to the foregoing, including all provisional applications, converted provisionals, substitutions, continuations, continuations-in-part, divisions, renewals and continued prosecution applications, and all patents granted thereon, (c) patents-of-addition, revalidations, reissues, reexaminations and extensions or restorations by existing or future extension or restoration

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mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, utility models, petty patents, innovation patents and design patents, (e) other forms of government-issued rights substantially similar to any of the foregoing, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing and (f) United States and foreign counterparts of any of the foregoing.

1.1.148 “Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or any agency or political subdivision thereof.

1.1.149 “Phase I Clinical Trial” means a Clinical Trial of a Licensed Product conducted by or on behalf of Sanofi, its Affiliates or Sublicensees that generally provides for the first introduction into humans of such Licensed Product, with the primary purpose of determining metabolism and pharmacokinetic properties and side effects of such product, in a manner that is generally consistent with 21 C.F.R. § 312.21(a), as amended (or its successor regulation), excluding any investigator-initiated Clinical Trials.

1.1.150 “Phase II Clinical Trial” means a Clinical Trial of a Licensed Product conducted by or on behalf of Sanofi, its Affiliates or Sublicensees on a sufficient number of subjects for evaluating (and the principal purpose of which is to evaluate) the effectiveness of a pharmaceutical product for its particular intended use and obtaining (and to obtain) information about side effects and other risks associated with the drug, in a manner that is generally consistent with 21 C.F.R. § 312.21(b), as amended (or its successor regulation), or a similar clinical study prescribed by the Regulatory Authorities in a country or jurisdiction outside the United States, to permit the design of further clinical trials of such Licensed Product, excluding, for clarity, any investigator-initiated Clinical Trials.

1.1.151 “Phase III Clinical Trial” means a pivotal Clinical Trial of a Licensed Product with a defined dose or a set of defined doses of such Licensed Product and conducted by or on behalf of Sanofi, its Affiliates or Sublicensees on a sufficient number of subjects for ascertaining (and that is designed to ascertain) the overall risk-benefit relationship of the Licensed Product for its intended use and determining (and to determine) warnings, precautions, and adverse reactions that are associated with such Licensed Product in the dosage range to be prescribed, in a manner that is generally consistent with 21 C.F.R. § 312.21(c), as amended (or its successor regulation), or a similar clinical study prescribed by the Regulatory Authorities in a country or jurisdiction outside the United States, which trial is necessary to support Regulatory Approval of such Licensed Product, excluding any investigator-initiated Clinical Trials.

1.1.152 “PHSA” means the United States Public Health Service Act, as may be amended, or any subsequent or superseding law, statute or regulation.

1.1.153 “Pre-Existing Nanobody” means [...***...].

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1.1.154 “Product Information” has the meaning set forth in Section 6.1. As indicated there, Ablynx Improvements are not part of Product Information.

1.1.155 “Product Trademarks” has the meaning set forth in Section 7.9.

1.1.156 “Program Activities” has the meaning set forth in Section 2.1.3.

1.1.157 “Project Leader” has the meaning set forth in Section 2.6.5.

1.1.158 “Proposed Sanofi Target” has the meaning set forth in Section 2.5.3.

1.1.159 “Quality Agreement” has the meaning set forth in Section 4.2.2.

1.1.160 “Redacted Agreement” has the meaning set forth in Section 6.6.

1.1.161 “Regulatory Approval” means, with respect to a country or jurisdiction, any and all approvals (including Drug Approval Applications), licenses, registrations or authorizations of any Regulatory Authority necessary to commercially distribute, sell or market a Licensed Product in such country or jurisdiction.

1.1.162 “Regulatory Authority” means, with respect to a country or jurisdiction in the Territory, any national (e.g., the FDA), supra-national (e.g., the European Commission, the Council of the European Union, or the EMA) regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Authority involved in the granting of a Regulatory Approval or otherwise exercising authority with respect to biopharmaceutical products in such country or jurisdiction.

1.1.163 “Regulatory Documentation” means all (a) applications (including all BLAs or INDs), registrations, licenses, authorizations and approvals (including Regulatory Approvals), (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all adverse event files and complaint files, (c) clinical and other data contained, referenced or otherwise relied upon in any of the foregoing, and (d) any Drug Master File.

1.1.164 “Regulatory Exclusivity” means any rights or protections which are recognized, afforded or granted by the FDA or any other Regulatory Authority in any country or region of the Territory, in association with the marketing authorization of the Licensed Product, providing the Licensed Product: (a) a period of marketing exclusivity, during which a Regulatory Authority recognizing, affording or granting such marketing exclusivity will

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refrain from either reviewing or approving a marketing authorization application or similar regulatory submission, submitted by a Third Party seeking to market a Biosimilar Product of such Licensed Product, or (b) a period of data exclusivity, during which a Third Party seeking to market a Biosimilar Product of such Licensed Product is precluded from either referencing or relying upon, without an express right of reference from the dossier holder, the Licensed Product’s clinical dossier or relying on previous Regulatory Authority findings of safety or effectiveness with respect to such Licensed Product to support the submission, review or approval of a Drug Approval Application or similar regulatory submission before the applicable Regulatory Authority. Some non-limiting examples of (a) and (b) are periods of marketing exclusivity and data exclusivity granted under Directive 2001/EC/83 (and any future updates thereof) and all international equivalents (e.g., new chemical entity exclusivity, new use or indication exclusivity, new formulation exclusivity, orphan drug exclusivity, pediatric exclusivity, or any applicable data exclusivity) thereof (including those as may be granted by the FDA).

1.1.165 “Research Collaboration” has the meaning set forth in the recitals.

1.1.166 “Research License” has the meaning set forth in Section 3.1.1.

1.1.167 “Research Plan” collectively means all Work Plans.

1.1.168 “Research Program” means each research program conducted under Article 2 pursuant to a Work Plan.

1.1.169 “Research Program Compound” means any Compound utilized or generated pursuant to a Work Plan containing one or more Pre-Existing Nanobodies or Nanobodies generated under the Work Plan, and, in each case, Directed to a Sanofi Target, but excluding Compounds that contain Excluded Nanobodies.

1.1.170 “Research Program Materials” means any materials provided by one Party to the other Party in connection with the performance of a Work Plan.

1.1.171 “Research Program Term” has the meaning set forth in Section 2.2.

1.1.172 “Reversion Products” has the meaning set forth in Section 10.6.3.

1.1.173 “[...***...]” has the meaning set forth in Section 3.6.3.

1.1.174 “[...***...]” has the meaning set forth in Section 3.6.3.

1.1.175 “[...***...]” has the meaning set forth in Section 3.6.3.

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1.1.176 “Royalty Report” has the meaning set forth in Section 5.14.1.

1.1.177 “Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period commencing upon the First Commercial Sale of a Licensed Product in such country and ending upon the latest to occur of (a) [...***...].

1.1.178 “Rules” has the meaning set forth in Section 11.2.2.

1.1.179 “SADG” has the meaning set forth in Section 11.4.

1.1.180 “Sanofi” has the meaning set forth in the introduction.

1.1.181 “Sanofi Collaboration IP” means the Sanofi Collaboration Patent Rights and the Sanofi Collaboration Know-How.

1.1.182 “Sanofi Collaboration Know-How” means any (a) Collaboration Know-How, [...***...], that is first conceived, discovered, developed or identified solely by Sanofi or on behalf of Sanofi by employees or contractors of Sanofi of its Affiliates, and (b) any Sanofi Improvement, [...***...].

1.1.183 “Sanofi Collaboration Patent Rights” means any Collaboration Patent Rights claiming any Sanofi Collaboration Know-How.

1.1.184 “Sanofi’s Cost” means, with respect to any obligation of Sanofi under this Agreement to compensate Ablynx for costs incurred by Ablynx or activities performed by Ablynx, that Sanofi will (a) bear all of the internal costs and external costs that Sanofi may incur in connection with the same; (b) reimburse Ablynx for all external costs incurred by Ablynx in connection with the same; and (c) reimburse Ablynx for all internal costs incurred by Ablynx in connection with the same in accordance with the applicable FTE Rate; provided that, notwithstanding the foregoing, Sanofi will not be required to pay any such costs unless, with respect to any activities which are performed at Sanofi’s Cost hereunder, (x) Ablynx provides Sanofi with an estimate of the total costs to be paid by Sanofi with respect to such activity prior to commencing such activity, and (y) in the event the actual costs are [...***...]% or more of the amount estimated by Ablynx pursuant to (x), Ablynx will report to Sanofi on such overrun and the reasons therefor and Sanofi will be entitled, at its discretion, to cease the applicable activity without becoming obligated to pay any further costs.

1.1.185 “Sanofi Executive” has the meaning set forth in Section 2.6.1.

1.1.186 “Sanofi Improvements” means [...***...].

1.1.187 “Sanofi Indemnitees” has the meaning set forth in Section 9.1.1.

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1.1.188 “Sanofi IP” means Sanofi Know-How, Sanofi Patent Rights or other intellectual property owned or Controlled by Sanofi as of the Effective Date or during the Term, including the Sanofi Collaboration IP, but excluding any Joint Collaboration IP.

1.1.189 “Sanofi Know-How” means any and all Know-How owned or Controlled by Sanofi as of the Effective Date or during the Term, including Sanofi Collaboration Know-How, but excluding any Joint Collaboration Know-How.

1.1.190 “Sanofi Patent Rights” means any Patent Rights owned or Controlled by Sanofi, as of the Effective Date or during the Term.

1.1.191 “Sanofi Program Activities” has the meaning set forth Section 2.1.3.

1.1.192 “Sanofi Prosecution Patent Rights” means (a) all Joint Collaboration Patent Rights, (b) any Sanofi Patent Rights, including the Sanofi Collaboration Patent Rights, and (c) [...***...]. Sanofi Prosecution Patent Rights do not include any Joint Collaboration Patent Rights that have become Ablynx Patent Rights pursuant to Section 7.3.5.

1.1.193 “Sanofi Regulatory Documentation” means any (a) Regulatory Documentation that relates solely and specifically to any Licensed Compounds or any corresponding Derivative Compounds or any Licensed Products, regardless of which Party makes the filing and (b) any Regulatory Documentation constituting or relating to filings made by Sanofi.

1.1.194 “Sanofi Target” means any Single Target or Target Combination that is an Initial Sanofi Target or designated a Sanofi Target pursuant to a Sanofi Target Designation Notice, in each case unless and until such Sanofi Target becomes a Swapped-Out Target pursuant to Section 2.4.2.

1.1.195 “Sanofi Target Designation Notice” has the meaning set forth in Section 2.5.4.

1.1.196 “SDEA” has the meaning set forth in Section 8.3.6.

1.1.197 “Second Indication” means, with respect to a Licensed Compound or Licensed Product, following the first achievement of the applicable milestone event, in any applicable Major Market Country, as applicable, for the First Indication, the next Indication for which Sanofi, its Affiliate or Sublicensee conducts a given activity or achieves the applicable event (e.g., a Phase III Clinical Trial or Regulatory Approval) in any Major Market Country.

1.1.198 “Second Sales Milestone” has the meaning set forth in Section 5.5.

1.1.199 “Single Target” means a single Target.

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1.1.200 “Specifically Claims” means, with respect to a Patent Right that claims Ablynx Know-How, that such Patent Right has one or more independent claims directed to the Ablynx Know-How [...***...].

1.1.201 “Specified Percentage” has the meaning set forth in Section 10.6.3.

1.1.202 “Sublicensee” means any Person that is granted a sublicense (whether directly or through multiple tiers) under Section 3.1.2 by Sanofi or its Affiliate in accordance with the terms of this Agreement to Commercialize one or more Licensed Compounds or Licensed Products, respectively. Any other sublicensee under Section 3.1.2 (whether directly or through multiple tiers) is referred to herein as a “sublicensee”. When this Agreement generally refers to “sublicensees” of Sanofi, the term sublicensees will also include those Persons that are Sublicensees.

1.1.203 “Supply Agreement” has the meaning set forth in Section 4.2.4.

1.1.204 “Swap Right” has the meaning set forth in Section 2.4.2.

1.1.205 “Swapped-In Target” has the meaning set forth in Section 2.4.2.

1.1.206 “Swapped-Out Target” has the meaning set forth in Section 2.4.2.

1.1.207 “Target” means any protein, peptide, polypeptide, nucleotide, polynucleotide, ribonucleotide, polyribonucleotide, carbohydrate, lipid, or combination or association of the foregoing, including any such molecules that are secreted, membrane-associated, extracellular, or intracellular, of any species, excluding targets that are Functionalizing Technologies such as Albumin.

1.1.208 “Target Combination” means any combination of two or more Targets.

1.1.209 “Term” has the meaning set forth in Section 10.1.

1.1.210 “Terminated Part(s)” means, as applicable, the Sanofi Target, Research Program, Licensed Compound, Licensed Product or country that is the subject of the Termination In Part.

1.1.211 “Termination In Full” means termination of this Agreement in its entirety. Also, when relating to the act of terminating this Agreement, “In Full” will refer such termination being a Termination In Full.

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1.1.212 “Termination In Part” means any termination of this Agreement other than a Termination in Full. When relating to the act of terminating this Agreement, “In Part” will refer such termination being a Termination In Part.

1.1.213 “Territory” means all countries and jurisdictions in the world.

1.1.214 “Third Party” means any Person other than Sanofi, Ablynx and their respective Affiliates, officers, directors, employees, agents or (sub)contractors.

1.1.215 “Third Party Action” has the meaning set forth in Section 7.6.1.

1.1.216 “Third Party Collaboration” has the meaning set forth in the definition of Blocked Target.

1.1.217 “Third Party Collaboration Option” has the meaning set forth in the definition of Blocked Target.

1.1.218 “[...***...] Data Package” has the meaning set forth in Section 3.6.3.

1.1.219 “[...***...] Field” has the meaning set forth in Section 3.6.2.

1.1.220 “[...***...] Rights” has the meaning set forth in Section 3.6.3.

1.1.221 “[...***...] Transaction” has the meaning set forth in Section 3.6.3.

1.1.222 “Transition Supply” has the meaning set forth in Section 10.6.3.

1.1.223 “Unblocked Targets” has the meaning set forth in Section 8.2.11.

1.1.224 “Valid Claim” means a composition of matter or use claim [...***...] that covers the sale, in each case in the applicable country of the applicable Licensed Product at the time of the sale in such country, which claim has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through abandonment, reissue, disclaimer or otherwise. A Licensed Product is “covered” by a Valid Claim if the referenced activity by Sanofi or its Affiliates or sublicensees would, but for the licenses granted by Ablynx under this Agreement, infringe such Valid Claim.

1.1.225 “VAT” has the meaning set forth in Section 5.13.2.

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1.1.226 “Work Plan” means, with respect to any Research Program, the written work plan for conducting such Research Program as further described in Section 2.3.

Section 1.2 Certain Rules of Interpretation in this Agreement and the Schedules.

1.2.1 Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders and the word “or” is used in the inclusive sense (and/or). The words “include” and “including” have the inclusive meaning frequently identified with the phrases “without limitation” and “but not limited to”. The words “shall” and “will” have the same meaning. Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. Unless otherwise specified, deadlines within which any payment is to be made or act is to be done within or following specified time period after a date will be calculated by excluding the day, Business Day, month or year of such date, as applicable, and including the day, Business Day, month or year of the date on which the period ends. Whenever any payment is to be made or action to be taken under this Agreement is required to be made or taken on a day other than a Business Day, such payment will be made or action taken on the next Business Day following such day to make such payment or do such act.

1.2.2 The preamble to this Agreement and the descriptive headings of Articles and Sections are inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of this Agreement or of such Articles or Sections. Unless otherwise specified, references in this Agreement to any Article, Section, Exhibit or Schedule means references to such Article, Sections, Exhibits or Schedule of this Agreement.

ARTICLE II

RESEARCH PROGRAMS

Section 2.1 Objective and Conduct of the Research Programs.

2.1.1 Objective. The purpose of each Program will be to identify and evaluate Nanobodies and Compounds Directed to a Sanofi Target (including Pre-Existing Nanobodies) in the Field, which Compounds may be selected as Licensed Compounds for Development, Manufacture, Commercialization and other Exploitation of Licensed Compounds, Derivative Compounds and Licensed Products under this Agreement.

2.1.2 Standards of Conduct. Ablynx and Sanofi will conduct their respective activities under the Research Programs in accordance with the applicable Work Plan(s), the terms of this Agreement and Applicable Law, and according to scientific standards that can reasonably be expected of a reputable biopharmaceutical company of comparable size as Ablynx and Sanofi, respectively.

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2.1.3 Activities and Research Program Materials. During each of the Research Program Terms, Ablynx will (a) make available for the purposes of the relevant Research Program, and perform each Work Plan using, the Ablynx Know-How specified in the applicable Work Plan, (b) make available to Sanofi, and use for the purposes of the applicable Research Program, the Pre-Existing Nanobodies that are specified in the applicable Work Plan, and (c) use Commercially Reasonable Efforts to conduct such activities assigned to Ablynx under such Work Plans within the timelines contained therein (such activities, “Ablynx Program Activities”), and Sanofi will use Commercially Reasonable Efforts to conduct such activities assigned to Sanofi under such Work Plans within the timelines contained therein (such activities, “Sanofi Program Activities”). The Ablynx Program Activities and Sanofi Program Activities are collectively referred to herein as the “Program Activities.” Except for any consideration that becomes due and payable to Ablynx by Sanofi pursuant to the terms and conditions of Article V, each Party will bear its own costs and expenses in connection with such Party’s performance of the Program Activities assigned to such Party under any Work Plan.

2.1.4 Ablynx IP Updates. On a Research Program-by-Research Program basis, during the applicable Research Program Term, Ablynx will, through the JSC, as practicable, keep Sanofi apprised of any Ablynx IP that comes under the Control of Ablynx and that could reasonably be necessary or useful in the conduct of the relevant Research Program or the Development of Licensed Nanobodies, Derivative Nanobodies, Licensed Compounds, Derivative Compounds or Licensed Products arising out of such Research Program. If elected by Sanofi, the JPT will propose to the JSC an amended Work Plan for such Research Program to include the use of part or all of such Ablynx IP in such Research Program and the JSC will approve such amendment or version thereof.

2.1.5 Restrictions on Ablynx Platform Know-How. Subject to Section 2.3.6 and Article X, it is acknowledged and agreed that the Ablynx Platform Know-How:

(a) is, as of the Effective Date, and will remain, owned by Ablynx;

(b) will be used by Ablynx under this Agreement solely in connection with the Research Programs or as otherwise expressly contemplated in this Agreement; and

(c) neither it, nor any part thereof, will be disclosed or transferred, as applicable, to Sanofi, unless (i) specified in the relevant Work Plan, any Manufacturing agreement or other separate written agreement between the Parties, or (ii) if inherent or incorporated into any Sanofi Target, Licensed Nanobody, Derivative Nanobody, Licensed Compound, Derivative Compound or Licensed Product.

Sanofi will keep any Ablynx Platform Know-How disclosed or transferred to it confidential in accordance with Section VI and, subject to Section 2.3.8, any such disclosed or transferred Ablynx Platform Know-How will not be disclosed, transferred to, made available for or used with or on behalf of any Third Party, unless otherwise agreed to by the Parties.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 2.2 Term of the Research Programs. The term of each Initial Research Program will commence on the Effective Date, and the term of each subsequent Research Program will commence on the date of delivery of the applicable Sanofi Target Designation Notice, as applicable, and the term of each Research Program will continue, on a Research Program-by-Research Program basis, until the earliest of (a) unless otherwise agreed by the Parties in writing, the Licensed Compound Selection Date for the applicable Sanofi Target, (b) the applicable Sanofi Target becoming a Swapped-Out Target, or (c) the termination of this Agreement with respect to the applicable Sanofi Target (each such period, a “Research Program Term”). Each Research Program Term may be extended once or more by such amount of time as may be mutually agreed by the Parties in advance and in writing.

Section 2.3 Work Plans; Records; Selection of Licensed Compounds.

2.3.1 Work Plans. The Work Plans for each Initial Research Program are attached hereto as Exhibit A. The Work Plans for the other Research Programs will be in the form of Work Plan attached hereto as Exhibit B.

2.3.2 Work Plan Contents. Each Work Plan will (a) provide a framework for the applicable Research Program, (b) be substantially in the form of the Work Plan attached hereto as Exhibit B, and (c) set forth (i) the objectives of the Research Program, which will be consistent with the objectives of the Research Collaboration as set forth in the Recitals and Section 2.1, (ii) the specific Ablynx Program Activities to be undertaken to achieve those objectives and any Sanofi Program Activities, (iii) an estimated timeline for the completion of each such Ablynx Program Activity, (iv) any Functionalizing Technologies that may be used in connection with such Work Plan, (v) any Ablynx Platform Know-How (A) to be used by Ablynx under such Work Plan, or (B) transferred to Sanofi in connection with the Research License or Development and Commercialization License, (vi) the Pre-Existing Nanobodies Directed to the applicable Sanofi Target to be Developed by the Parties in the course of the Research Program, (vii) a budget for the estimated internal (FTE) and out-of-pocket external costs and expenses expected to be incurred by Ablynx with respect to such Work Plan in the form of (and showing the level of detail as set forth in) the budget included in Exhibit B, including any Program Activities specified therein that are anticipated to be conducted by (sub)contractors, (viii) the Research Program Materials to be used or made available during the Research Program Term, (ix) any Sanofi Know-How to be transferred to Ablynx because it is necessary for Ablynx to perform the Ablynx Program Activities, and (x) such further terms and conditions that the Parties may agree to be applicable to the Research Program (including their rights and obligations with respect thereto).

2.3.3 Approval of New Work Plans; Work Plan Amendments. Upon Sanofi’s delivery of a Sanofi Target Designation Notice, the Work Plan approved by the JSC during the Diligence Period will be added to the Research Plan and be deemed to be a Work Plan hereunder, and will commence; provided that, if no Work Plan has been agreed as of the delivery of the Sanofi Target Designation Notice, the Work Plan for the applicable Sanofi Target will commence upon the later approval of such Work Plan by the JSC. The JPT may propose to the JSC, and the JSC will review and may approve, modifications to each Work Plan from time to time, [...***...].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.3.4 Records and Reports. Ablynx will maintain, in good scientific manner and in a format which complies with Applicable Law and regulatory requirements, complete and accurate books and records (which may be kept in an electronic or digital format which is essentially the same as the format Ablynx uses for its own research data) pertaining to its activities under each Work Plan, in sufficient detail to verify compliance with its obligations under this Agreement and which books and records will (a) be appropriate for patent and regulatory purposes, (b) be kept and maintained in compliance with Applicable Law, (c) properly reflect all work done and results achieved in the performance of its activities hereunder and (d) record only such activities and not include or be commingled with records of activities outside the scope of this Agreement (such books and records, “Ablynx Program Records”). As part of keeping the Ablynx Program Records, Ablynx will ensure that all of its personnel and all of its agents that are involved in any Research Program will keep accurate laboratory notebooks, which laboratory notebooks will be duly signed and dated. Such Ablynx Program Records will be retained by Ablynx for at least [...***...] after the expiration or termination of this Agreement In Full or for such longer period as may be required by Applicable Law. During the Term, Sanofi will have the right, during normal business hours and upon reasonable notice, but no more than [...***...], to inspect and copy all Ablynx Program Records with respect to such Sanofi Target pursuant to this Section 2.3.4. Ablynx will provide the Joint Steering Committee with detailed reports relating to its activities under each Research Program each Calendar Quarter of the applicable Research Program Term.

2.3.5 Electronic Data Room.

(a) As of the start of each Research Program Term, on a Research Program-by-Research Program basis, Ablynx will host an electronic data room or SharePoint Web site onto which Ablynx will upload all relevant information and documentation relating to the Research Program on a rolling basis as it is generated or becomes available (the “Electronic Data Room”). The Electronic Data Room will include reports describing results generated by Ablynx during the Research Program Term, [...***...]. Such data room will be fully accessible by the Parties during the Term.

(b) Ablynx will allow Sanofi to audit, upon reasonable advance notice and during working hours, the security of its relevant IT systems for the Electronic Data Room. Sanofi will notify Ablynx if it determines that Ablynx’s security procedures do not satisfy Sanofi’s requirements, and Sanofi may elect to assume responsibility for hosting the Electronic Data Room unless Ablynx is able to cure such deficiency within [...***...] of such notice. In the event Sanofi hosts the Electronic Data Room, Sanofi will allow Ablynx to audit, upon reasonable advance notice and during working hours, the security of its relevant IT systems.

2.3.6 Disclosure of Results; Selection of Licensed Compounds. Throughout the Research Program Term for each Research Program, Ablynx will disclose to Sanofi any Collaboration Know-How (including any results and the characteristics of Research Program Compounds) arising from such Research Program as they become available. On Sanofi’s request, Ablynx will provide to Sanofi any other Ablynx Know-How to the extent reasonably related to any Research Program. Within [...***...] of the JSC’s determination of the completion of a Research Program, including the satisfactory completion by Ablynx of the relevant Ablynx Program Activities, Ablynx will provide Sanofi with a complete list of

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[...***...]. Sanofi will be entitled to designate, by written notice to Ablynx within [...***...] of receiving such list pursuant to the immediately preceding sentence (such notice, the “Licensed Compound Selection Notice”), [...***...], for further Development, Commercialization or other Exploitation pursuant to the Development and Commercialization License. Notwithstanding the foregoing, Ablynx Platform Know-How will not be transferred to Sanofi upon the termination of a Research Program Term, except (a) as agreed to as a part of the Work Plan, any Manufacturing agreement, or other separate written agreement between the Parties, or (b) if inherent in or incorporated into any Sanofi Target, Licensed Nanobody, Derivative Nanobody, Licensed Compound, Derivative Compound or Licensed Product.

2.3.7 Replacement of a Licensed Compound with a Derivative Compound. Sanofi will ensure that Ablynx remains apprised of the identity of the Licensed Compounds that Sanofi is Developing. After the date of the Licensed Compound Selection Notice, if Sanofi desires to substitute a Derivative Compound in lieu of a Licensed Compound, Sanofi will provide Ablynx with an updated Licensed Compound Selection Notice reflecting such change and indicating the Licensed Compound that is being substituted, after which such Derivative Compound will be a Licensed Compound hereunder and such substituted Licensed Compound will be a Derivative Compound.

2.3.8 Subcontracting; Performance by Affiliates. Ablynx will have the right to subcontract any of the activities assigned to it under any Work Plan to a Third Party only with the consent and written approval of the JSC (such consent not to be unreasonably withheld, conditioned or delayed), and in any case Ablynx will promptly disclose any such subcontracting to Sanofi as well as the corresponding agreements. Sanofi will have the right to subcontract any of its activities under this Agreement, including activities assigned to it under any Work Plan to a Third Party, and Sanofi’s subcontractors will be deemed not to be sublicenses for purposes of the licenses set forth in Section 3.1. In each case, no such permitted subcontracting will relieve the subcontracting Party of any obligation hereunder. Sanofi will not make available Ablynx Platform Know-How to a Third Party subcontractor during the applicable Research Program Term without the prior written consent of Ablynx at Ablynx’s sole discretion. Each Party agrees that the other Party may perform some or all of its obligations under this Agreement through Affiliates (other than a Future Acquirer unless Sanofi provides its prior written consent) for so long as they remain Affiliates of such other Party; provided that each Party will remain responsible and be a guarantor of the performance by its Affiliates and will cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.

Section 2.4 Additional Sanofi Target Options and Swap Rights.

2.4.1 Options to Add Sanofi Targets. Subject to the procedures and other limitations set forth in Section 2.5, no later than [...***...] after the Effective Date with respect to Options and [...***...] after the Effective Date with respect to Swap Rights (in each case, an “Exercise Term”):

(a) Sanofi will have the right, through the issuance of a Sanofi Target Designation Notice in accordance with Section 2.5.4, to designate a Single Target or a Target Combination, in each case that is not a Blocked Target, as a Sanofi Target (the “Option”). Sanofi will be entitled to 5 Options.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) With respect to any Single Target or Target Combination [...***...].

2.4.2 Swap Rights.

(a) Subject to the procedures and other limitations set forth in Section 2.5, Sanofi will be entitled, through the issuance of a Sanofi Target Designation Notice in accordance with Section 2.5.4, to exchange any then-current Sanofi Target for a new Sanofi Target that is any other Single Target or Target Combination that is not a Blocked Target (a “Swap Right”). Sanofi will be entitled to [...***...] Swap Rights.

(b) In the case of the exercise of a Swap Right, [...***...], Sanofi will deemed to have paid €[...***...]for each Initial Sanofi Target. For the avoidance of doubt, if Sanofi exchanges a Swapped-Out Target for a Swapped-In Target for which the Option Exercise Fee payable pursuant to Section 5.3 is [...***...].

(c) In the case of the exercise of a Swap Right, Sanofi will not be required to pay an additional Option Exercise Fee, but if Sanofi exchanges a Target (the “Swapped-Out Target”) for another Target (the “Swapped-In Target”) for which the Option Exercise Fee payable pursuant to Section 5.3 is higher than the fee previously paid hereunder by Sanofi for the associated Swapped-Out Target, then Sanofi will pay Ablynx the difference between such Option Exercise Fees, subject to the procedures set forth in Section 2.5 (such payment, an “Option Exercise Fee Adjustment”), provided that, for purposes of calculating the Option Exercise Fee Adjustment, Sanofi will deemed to have paid €5,000,000 for each Initial Sanofi Target. For the avoidance of doubt, if Sanofi exchanges a Swapped-Out Target for a Swapped-In Target for which the Option Exercise Fee payable pursuant to Section 5.3 is lower than the fee previously paid hereunder by Sanofi for the associated Swapped-Out Target, then Sanofi will not be entitled to a refund (in part or in full) of the Option Exercise Fee previously paid in respect of the Swapped-Out Target.

Section 2.5 Option and Swap Right Exercise Procedures; Designation of a New Sanofi Target.

2.5.1 Gatekeeper. The Parties will agree on an independent attorney nominated by Ablynx and reasonably acceptable to Sanofi to act as an information “gatekeeper” (the “Gatekeeper”) through which Sanofi may inquire (which inquiry may be done via email or an internationally recognized overnight courier) as to whether any Single Target or Target Combination that Sanofi intends to designate as a Sanofi Target (whether pursuant to Section 2.4.1 or 2.4.2) is a Blocked Target (an “Inquiry”), provided that, if the Gatekeeper informs Sanofi in response to an Inquiry that the subject Single Target or Target Combination is a Blocked Target, such Inquiry will not be deemed an Inquiry for purposes of applying those limitations set forth in Section 2.5.5. [...***...]. Ablynx will cause the Gatekeeper to enter into a customary confidentiality agreement that includes confidentiality obligations at least as stringent as the provisions set forth in Article VI and prohibits the Gatekeeper from disclosing the identity

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

of a Target that was the subject of any Inquiry. Nothing in this Section 2.5 will preclude Sanofi from contacting Ablynx directly regarding the availability of Targets or otherwise, to which Ablynx will respond in its discretion, and any such direct contact of Ablynx will not constitute an Inquiry hereunder. The initial Gatekeeper will be [...***...].

2.5.2 Gatekeeper Procedures. At the Effective Date and from time to time thereafter (including at least once per Calendar Quarter, including in response to Inquiries hereunder), (a) Ablynx will provide the Gatekeeper with a current list of all Blocked Targets (the “Blocked Target List”), and (b) Sanofi will be entitled to, at its discretion but subject to Section 2.5.5, submit Inquiries to the Gatekeeper. Upon receipt of an Inquiry, the Gatekeeper will notify Ablynx of such Inquiry by Sanofi without disclosing the subject Target, after which Ablynx will have [...***...] to provide the Gatekeeper with any updates to the Blocked Target List. The Gatekeeper will inform Sanofi in writing whether the subject Target is a Blocked Target within [...***...] of receipt of the associated Inquiry. In the event that the Gatekeeper notifies Sanofi in response to an Inquiry (or Ablynx notifies Sanofi, in the case of direct contact between the Parties) that a Target is a Blocked Target, Sanofi will not have exhausted any of its Options or Swap Rights as a result of the Inquiry, and if the status of such Blocked Target changes and it is no longer a Blocked Target, Ablynx will cause the Gatekeeper to notify Sanofi of such change as soon as practicable.

2.5.3 Notice and Diligence Period Procedures; Diligence.

(a) Within [...***...] of receiving notification by the Gatekeeper or by Ablynx that a proposed Single Target or Target Combination is not a Blocked Target, Sanofi will notify Ablynx of its interest in [...***...] such Single Target or Target Combination as a Sanofi Target (such Target, a “Proposed Sanofi Target” and such notice, a “Diligence Notice”). Such Diligence Notice will be in the form set forth on Exhibit C. Within [...***...] of Sanofi’s delivery of a Diligence Notice, Ablynx will provide Sanofi with (i) a complete and accurate list of the Pre-Existing Nanobodies Directed to such Proposed Sanofi Target and any Compounds Directed to such Sanofi Target which meet the criteria for Option Fee 4 set forth in Section 5.3, and (ii) complete and accurate documentation with respect to the subject matters set forth on Schedule 2.5.3 for those Nanobodies or Compounds identified pursuant to the foregoing proviso (i) ((i) and (ii), the “Diligence Materials”).

(b) Following receipt of the Diligence Materials, (x) the JSC will nominate a Joint Project Team to promptly develop and submit for JSC approval (with the good faith cooperation of the Parties) a Work Plan for such Proposed Sanofi Target, and (y) provided Ablynx complies with its obligations pursuant to the foregoing proviso (x), Sanofi will have [...***...] after receipt of complete and accurate Diligence Materials to determine whether or not to designate the Proposed Sanofi Target as a Sanofi Target (such period, the “Diligence Period”), provided that, between the delivery of the Diligence Notice and the end of the Diligence Period, Ablynx will ensure that the Proposed Sanofi Target remains an Unblocked Target, does not become a Blocked Target or otherwise is not encumbered or restricted with respect to Sanofi’s rights thereto. Sanofi will be entitled to request reasonable extensions to the Diligence Period and the Exercise Term as needed to complete its review of the Diligence

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Materials, subject to Ablynx’s consent ([...***...]). In the event that the Parties are unable to agree upon a Work Plan before the conclusion of the Diligence Period or the applicable Exercise Term pursuant to the foregoing proviso (x), Sanofi will be entitled to designate the applicable Proposed Sanofi Target as a Sanofi Target pursuant to Section 2.5.4, after which the Parties will continue to negotiate through the applicable Joint Project Teams, and the JSC will approve, a Work Plan, provided that, if no Work Plan has been approved by the JSC within [...***...] thereafter, the terms of such Work Plan will be determined according to the dispute resolution procedures set forth in Section 11.2.

(c) Sanofi will be entitled to change the Exercise Structure (i.e., change the use of an Option into the use of a Swap Right, or vice versa) identified in its Diligence Notice by written notice to Ablynx at any time before [...***...] prior to delivering a Sanofi Target Designation Notice.

2.5.4 Designation of a New Sanofi Target. No later than the last day of the Diligence Period (and before expiry of the applicable Exercise Term), Sanofi will notify Ablynx as to whether Sanofi wishes to designate the applicable Proposed Sanofi Target as a Sanofi Target pursuant to an Option or Swap Right (such notice generally, a “Sanofi Target Designation Notice”), provided that, if the Parties have not agreed on a Work Plan as of the Sanofi Target Designation Notice, Sanofi will specify the Pre-Existing Nanobodies and Compounds which meet the criteria for Option Fee 4 set forth in Section 5.3 to be included in such Work Plan in such Sanofi Target Designation Notice as contemplated by Sanofi at the time of such Sanofi Target Designation Notice (and pay the corresponding Option Exercise Fee under Section 5.3). In the event Sanofi designates such Proposed Sanofi Target as a Sanofi Target pursuant to a Sanofi Target Designation Notice, Ablynx (a) will promptly issue an invoice to Sanofi for the Option Exercise Fee or Option Exercise Fee Adjustment and Sanofi will pay such invoice amounts within [...***...] of receiving such invoice, provided that, if a Work Plan has not been agreed as of the date of such Sanofi Target Designation Notice and the Parties thereafter agree on a Work Plan that includes a different number of Pre-Existing Nanobodies or Compounds which meet the criteria for Option Fee 4 set forth in Section 5.3 than was specified by Sanofi in the applicable Sanofi Target Designation Notice, such Option Exercise Fee or Option Exercise Fee Adjustment will be adjusted accordingly (and refunds or additional payments made by the applicable Party within [...***...] of receiving an invoice therefor), and (b) will not be entitled to revoke such Target’s status as a Sanofi Target hereunder.

2.5.5 Limitations on Inquiries. Unless otherwise agreed to in advance between the Parties, Sanofi will have the right to make no more [...***...].

Section 2.6 Governance of Research Programs.

2.6.1 Joint Steering Committee.

(a) Formation and Composition. Within [...***...] after the Effective Date, the Parties will establish a joint steering committee (the “Joint Steering Committee” or “JSC”) composed of at least two, and always an equal number of, appointed representatives of each of Sanofi and Ablynx. A Party may change one or more of its representatives on the JSC at

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

any time by written notice or elect to have one of its members represented by a delegate at a meeting of the JSC. Each Party will designate one of its JSC members as a co-chair. The Parties may allow additional employees to attend meetings of the JSC subject to the confidentiality provisions of Article VI.

(b) Functions and Authority. The JSC will be responsible for overseeing the Research Collaboration and the Research Programs. Its functions will be:

i.	Oversee the conduct of the Research Programs and the allocation of resources for the conduct of the Research Programs in accordance with the applicable Work Plans;

ii.	Oversee the transfer of Ablynx Platform Know-How and Research Program Materials in accordance with the applicable Work Plan;

iii.	Resolve issues referred to the JSC by the Alliance Managers;

iv.	Approve updates or amendments to the overall Research Plan;

v.	Approve new Work Plans, modifications to Work Plans and termination of Work Plans and any associated budgetary matters;

vi.	Monitor the activities, progress and performance of the JPTs;

vii.	Oversee the conduct and completion of technology transfers from Ablynx to Sanofi;

viii.	Report to the Parties on the performance, progress and expected timelines of the Research Programs; and

ix.	Such other matters as the Parties may mutually agree in writing.

(c) JSC—Meetings. During the Term, the JSC will meet in person or by teleconference or videoconference at least [...***...] during a Research Program Term, and otherwise as frequently as needed. The presence of at least two representatives of each of Sanofi and Ablynx at a meeting will constitute a quorum.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(d) JSC—Decisions. Each Party will have one collective vote in all decisions. The JSC will make decisions by unanimous vote or by written consent signed by all JSC members; provided, however, that (i) if the JSC cannot reach agreement within [...***...] (or such longer period of time as the Parties may agree) of an issue being brought to a vote, then such matter will be referred by the Alliance Managers to a senior executive to be designated by Sanofi (the “Sanofi Executive”) and a senior executive of Ablynx (the “Ablynx Executive”), and (ii) in the event the matter remains unresolved [...***...] after being referred to the Parties’ executives pursuant to clause (i) [...***...] will decide such matter, subject to Section 2.3.3.

(e) JSC—Subcommittees. The JSC will be entitled to form subcommittees to which it may delegate responsibilities, provided that such subcommittees are not permitted to make any decision in lieu of the JSC.

(f) JSC—Minutes and Reports. The Joint Steering Committee will maintain accurate minutes of its meetings, including all proposed decisions and recommended actions or decisions taken. The Alliance Managers will alternate preparing the draft minutes. Such minutes will record accurately all proposed decisions, recommendations, and final decisions of the JSC. Draft minutes will be sent by the Alliance Managers to the members of the JSC within [...***...] after each meeting. The Alliance Managers will in good faith use their best efforts to agree on the minutes of each meeting promptly upon distribution of such minutes but in no event later than [...***...] after such distribution by the Alliance Manager, and the final minutes will be deemed approved by the Parties if approved in writing by both Alliance Managers promptly after each meeting. A presentation utilized during the JSC meeting will include a summary of (i) the status of the Research Programs, (ii) any issues requiring decisions or resolution by the JSC, and (iii) any proposed decisions or resolutions with respect thereto as prepared by the JPT and consolidated by the Alliance Managers. This presentation will be filed together with the JSC meeting agenda and minutes in the Electronic Data Room.

(g) JSC—Duration. The Joint Steering Committee will be in existence only at times during which there is a Research Program Term in effect or, after all Research Program Terms have expired or been terminated, a technology transfer from Ablynx to Sanofi is ongoing, unless otherwise agreed by the Parties in writing.

2.6.2 Joint Project Teams.

(a) JPT—Formation and Composition. For each Work Plan, the Parties will within [...***...] of approval of such Work Plan by the JSC appoint representatives (which will include the relevant Project Leader appointed by each Party and the necessary function representatives per Party) to form a joint project team (“Joint Project Team” or “JPT”) to oversee the day-to-day activities of the Parties in the performance of such Work Plan, as well as to develop and propose updates to such Work Plan for approval by the Joint Steering Committee and to perform such other activities assigned to the Joint Project Team hereunder or by the JSC. The chair of the JPT will alternate between the Project Leader designated by Ablynx and the Project Leader designated by Sanofi, unless mutually agreed otherwise by such Project Leaders. During the Research Program Term, the JPT formed for the applicable Work Plan will meet in person or by teleconference or videoconference at least [...***...], and otherwise as frequently as needed. The presence of at least two representatives of each of Sanofi and Ablynx at a meeting will constitute a quorum. The two Project Leaders will use good faith efforts to attend each JPT meeting. If there is a dispute within a JPT, then either Party may refer the matter to the Alliance Managers for resolution and, if the Alliance Managers are unable to resolve the dispute, they will refer the matter to the JSC. Each JPT will be disbanded as of the Licensed Compound Selection Date associated with the applicable Work Plan, unless otherwise agreed to by the Parties.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) JPT—Minutes and Reports. The JPT will maintain accurate minutes of its meetings, including all proposed decisions and recommended actions or decisions taken. The chairperson of the JPT (or their designees) will alternate preparing the draft minutes. Such minutes will record accurately all proposed decisions, recommendations, and final decisions of the JPT. Draft minutes will be sent to the members of the JPT by the chairperson within [...***...] after each meeting. The members of the JPT will in good faith use their best efforts to agree on the minutes of each meeting promptly upon distribution of such minutes, but in no event later than [...***...] after such distribution by the chairperson, and the final minutes will be deemed approved by the Parties if approved in writing by the Project Leaders of both Parties. JPT meeting minutes will be uploaded to the Electronic Data Room. [...***...] year or when appropriate, typically prior to a JSC meeting, the Project Leaders (or their designees) will provide Alliance Managers with a report that includes a summary of (i) the status of the Work Plan, (ii) any issues requiring decisions or resolution by the JSC, and (iii) any proposed decisions or resolutions with respect thereto.

(c) JPT—Decisions. Each Party will have one collective vote in all decisions. The JPT will make decisions, when both Project Leaders are in attendance of the meeting, by unanimous vote. If the JPT is unable to agree on any matter or to resolve a dispute referred to it within [...***...] or in such longer period of time as the Parties may agree, such dispute will be referred to the Alliance Managers. If the Alliance Managers fail to resolve such dispute, they will refer it to the JSC for resolution.

2.6.3 Additional Committee Rules and Procedures.

(a) Location of Meetings. For meetings in person, the location of such meetings will alternate between such premises of Sanofi in Europe or the United States as is designated by Sanofi and Ablynx premises in Zwijnaarde, Belgium. Each Committee may decide, at its own discretion, to hold meetings at different locations.

(b) Emergency Meetings. Each Party may request in writing to the Alliance Manager of the other Party that an emergency meeting of the JSC be organized in case a Party is of the reasonable opinion that an urgent matter has arisen which necessitates such an emergency meeting. When making such request, the Party requesting the meeting will indicate its reasons for requesting such meeting. The Alliance Manager and the representatives of the other Party on the JSC will not unreasonably refuse to organize or attend such emergency meeting.

(c) Meeting Attendees. Each Committee may, at its sole discretion, invite additional Sanofi personnel or Ablynx personnel to attend or to participate in its meetings. Each Party may invite additional employees or consultants to attend a meeting with the other Party’s prior written consent of the person in charge of the organization of the given meeting

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(i.e., the Alliance Manager for the JSC and the Project Leader for the JPT). With respect to any meeting of any Committee, each Party may invite any representative Third Party consultants to attend such meeting as it may in its sole discretion consider appropriate, provided that at least [...***...] prior notice is given of its intention to invite such other representatives with giving full details about the name, employer and professional background of such other representatives. Thereupon, the other Party may no later than [...***...] prior to the meeting veto the attendance of such representative provided such veto will not be unreasonably exercised. The Party wishing to invite a representative will be entitled to request a postponement of the meeting of no more than [...***...] following such veto. If such representatives are not employees of such Party, they will be bound by agreements containing provisions which are consistent with the terms and conditions of this Agreement. The Party inviting such representative will be liable for any breach of this Section 2.6.3(c). Any additional attendees pursuant to this Section 2.6.3(c) will not have any right to vote.

(d) Agendas. Not less than [...***...] prior to any meeting of a Committee, the person in charge of organizing such meeting (i.e., the Alliance Manager for the JSC and the Project Leader for the JPT) will provide all members of the Committee and committee attendees with the meeting agenda in English which will include any agenda items requested by the Parties. Notwithstanding the foregoing, in the event of an urgent matter necessitating a special or an emergency meeting of a Committee (whether deemed necessary by such Committee or requested by a Party under Section 2.6.3(b)), no less than [...***...] prior written notice of such meeting will be given in the manner set forth above in this Section 2.6.3(d).

(e) Miscellaneous. Each Party will bear its own costs in relation to any Committee(s) and its meetings, unless otherwise agreed to in advance and in writing. In so far as not addressed by the provisions of this Section 2.6. each Committee will be responsible for, and will have the authority to, decide on and set its own rules and procedures. Where a Committee is required by this Agreement to carry out a task, such requirement will be construed as an obligation on the Parties to procure that their representatives to the Committee carry out such task. Any information disclosed to the members of a Committee will be deemed to have been disclosed to the Parties, unless this Agreement explicitly requires a Committee to inform the Parties of such information (such as minutes of Committee meetings, recommendations by a Committee or decisions taken by a Committee).

2.6.4 Alliance Managers.

(a) Within [...***...] following the Effective Date, each Party will designate an individual to act as the primary point of contact between the Parties (each such individual, an “Alliance Manager”) to facilitate the effective exchange of information between the Parties, discuss the Parties’ respective performance under this Agreement, assist with governance activities and serve as the initial point of contact to resolve any disputes between the Parties. In case of Ablynx, such Alliance Manager may also be one of the Project Leaders. Such Alliance Manager may not be a member of the JSC and in any event will attend all JSC meetings and may attend meetings of the JPT. The Alliance Manager will be responsible for (i) the launch

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

of the Research Collaboration, (ii) coordinating the JSC, facilitating the scheduling and conduct of the JSC meetings, being responsible for the preparation and circulation of the JSC meeting agenda and minutes and ensuring that relevant action items from JSC meetings are carried by the JPT or otherwise addressed, and (iii) bringing matters to the attention of the relevant JSC subcommittee, as applicable. A Party may replace its designated Alliance Manager at any time by written notice to the other Party.

(b) Upon (i) the disbanding of a JPT, the Alliance Managers will act as the primary contact for the exchange of information under the Agreement pertaining to matters previously under the purview of such JPT; and (ii) the disbanding of the JSC, the Alliance Managers will remain as the primary point of contact for the exchange of information under this Agreement but excluding day-to-day scientific exchanges between the Parties or where notice is required under Section 11.1.

2.6.5 Project Leaders. Within [...***...] of the commencement of a Research Program, each Party will designate an individual to act as project leader for such Research Program (each such individual, a “Project Leader”). One individual may serve as Project Leader for multiple Research Programs. Each Project Leader will be such Party’s main point of contact for all communication related to the day-to-day performance of the Research Program(s) in respect of which such Project Leader has been appointed, with the exception of communication on those issues for which this Agreement or a Work Plan states that the JSC, the Alliance Managers or the Parties are responsible. Project Leaders will not be members of the JSC and will (or appoint a designee to) maintain accountability for the [...***...] subject to Section 5.2.

Section 2.7 Use of Materials. Each Party acknowledges and agrees that (a) it will not use any Research Program Materials of the other Party for any purpose other than activities set forth in a Work Plan (or, with respect to Sanofi as the receiving Party within the scope of the Research License, until the applicable Licensed Compound Selection Date, after which Sanofi will be free to use such Research Program Materials for any purpose within the scope of the Development and Commercialization License), (b) it will only use Research Program Materials in compliance with all Applicable Laws, or (c) except as otherwise provided hereunder or in a Work Plan, it will not transfer any Research Program Materials to any Third Party, without the express prior written consent of the other Party, except that Sanofi may, without such consent but subject to the restrictions on transferring or disclosing any Ablynx Platform Know-How as set out, respectively in Sections 2.3.6 and 2.3.8, transfer any Research Program Materials to its sublicensees and (sub)contractors for use within the scope of the Research License, or once applicable, the Development and Commercialization License. At the end of the applicable Research Program Term, each Party will return to the other Party any Research Program Materials of the other Party as to which it does not have continuing rights to use as specified hereunder. Each Party receiving any Research Program Materials understands and agrees that such Research Program Materials (a) may be experimental in nature or may not have been fully researched, (b) are provided “as is”, (c) may have hazardous properties, and (d) are used by it at its own risk and sole liability. Each Party receiving any Research Program Materials further agrees that such Party’s (or its Affiliate’s, sublicensee’s or (sub)contractor’s) use of any received

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Research Program Materials will be limited to its (or its Affiliate’s or (sub)contractor’s) premises, and that such Research Program Materials will be handled and, where applicable, disposed of (x) with the highest degree of care with regard to the toxicological and environmental dangers associated therewith, (y) in accordance with all Applicable Laws, including all health and safety at work requirements and applicable regulations relating to work with recombinant materials, and (z) by personnel that are fully trained in relevant procedures.

ARTICLE III

LICENSING AND EXCLUSIVITY

Section 3.1 License Grants.

3.1.1 Research License. For each Sanofi Target, effective as of the Effective Date for the Initial Sanofi Targets or, in all other cases, the date on which the Single Target or Target Combination is designated as a Sanofi Target, during the Research Program Term for the applicable Research Program, Ablynx will, and does hereby, grant to Sanofi:

(a) an exclusive (subject to Section 3.6), [...***...]) license, with the right to sublicense [...***...], to and under the Licensed IP, to research Nanobodies (including Pre-Existing Nanobodies or Nanobodies generated pursuant to a Work Plan) and Research Program Compounds Directed to a Sanofi Target (for so long as it is a Sanofi Target) in the Field in the Territory, except that Ablynx retains the right to conduct the activities assigned to it under the applicable Work Plan as set forth herein; and

(b) a nonexclusive, [...***...] license, with the right to sublicense [...***...], to and under the Licensed IP, to research Compounds Directed to any Target included in any Target Combination that is a Sanofi Target (for so long as it is a Sanofi Target) in the Field in the Territory (such licenses under these subsections (a) and (b), collectively, the “Research License”).

3.1.2 Development and Commercialization License. For each Sanofi Target, effective as of the Licensed Compound Selection Date, Ablynx will, and does hereby, grant to Sanofi an exclusive (subject to Section 3.6), [...***...] license, with the right to sublicense through multiple tiers, subject to the provisions of Section 3.2, to and under the Licensed IP to Develop, Manufacture and Commercialize (a) the Licensed Compounds and Derivative Compounds, (b) Licensed Nanobodies and Derivative Nanobodies, and (c) Licensed Products and products containing Derivative Compounds (including to Develop, Manufacture and Commercialize any Diagnostics with respect to such Licensed Products or products containing Derivative Nanobodies), in the Field in the Territory (such licenses, collectively, the “Development and Commercialization License”).

3.1.3 Non-Exclusive License to Ablynx IP. Without limiting the exclusive licenses set forth in Section 3.1.1 or 3.1.2, Ablynx will, and does hereby, grant to Sanofi a [...***...], non-exclusive, [...***...] license, [...***...], to and under the Ablynx Non-Platform Know-How ([...***...]) and Ablynx Collaboration Know-How for any use other than with respect to Nanobodies.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.1.4 Non-Exclusive License to Sanofi Know-How. Sanofi will, and does hereby, grant to Ablynx a [...***...], non-exclusive, [...***...], to and under Sanofi Know-How that is specifically identified in any Work Plan pursuant to Section 2.3.2(ix), solely to perform the Ablynx Program Activities assigned to Ablynx in such Work Plan during the applicable Research Program Term.

Section 3.2 Sublicensing.

3.2.1 On a Sanofi Target-by-Sanofi Target basis, Sanofi will promptly notify Ablynx of any sublicenses Sanofi grants to Third Parties pursuant to Section 3.1.2 that include the right to market, offer for sale, sell or have sold a Licensed Product (including the identity of the relevant Sublicensee) (such sublicense, a “Commercialization Sublicense”).

3.2.2 Notwithstanding any sublicenses granted by Sanofi hereunder, Sanofi will be, and remain, liable to Ablynx for the performance of Sanofi’s obligations under this Agreement, whether performed by Sanofi or its sublicensees, including (a) with respect to any Sublicensee, all payments due to Ablynx under this Agreement, (b) any breach of this Agreement by Sanofi’s Sublicensees, and (c) Sanofi’s obligations to indemnify and hold the Ablynx Indemnitees harmless under Section 9.1.2.

3.2.3 In any Commercialization Sublicense, Sanofi will include in the relevant sublicense agreement provisions that are essentially equivalent to the following Sections and Articles (to the extent that, but for the grant of the sublicense, such Sections and Articles would have applied to and been undertaken by Sanofi): [...***...]; provided that including such provisions in such a sublicense agreement will not in any way release Sanofi from any obligation it has to Ablynx under the further terms and conditions of this Agreement.

3.2.4 Sanofi will not be required to provide a copy of any sublicense agreement to Ablynx nor disclose any terms and conditions of a sublicense agreement to Ablynx. However, Ablynx may request Sanofi (which request will not be unreasonably made and may not be made more than once) to have any Commercial Sublicense reviewed by an independent legal counsel appointed by Ablynx and reasonably acceptable to Sanofi in order to verify that the sublicense agreement meets the requirements that this Agreement imposes on any sublicense agreement entered into by Sanofi. [...***...]. Such independent counsel will keep the reviewed sublicense agreement in confidence but may report to Ablynx on any matters where independent counsel deems that such sublicense agreement does not meet the requirements that this Agreement imposes on any sublicense agreements entered into by Sanofi.

3.2.5 Sanofi will not be required to provide a copy, nor disclose any term or condition, of any sublicense agreement to Ablynx.

Section 3.3 Use and Licensing of Third Party Technologies. If Ablynx intends to use in any Research Program any Third Party intellectual property that would reasonably be expected to cause Ablynx or Sanofi to need to take a license to such intellectual property from a Third Party, then Ablynx will notify Sanofi of such proposed use. [...***...]. In the event the Parties agree that such a license is needed, the Parties will discuss in good faith which Party is best positioned to take such a license [...***...].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 3.4 Disclosure of IP and Regulatory Documentation.

Following a Licensed Compound Selection Date:

3.4.1 Licensed IP Disclosure. Ablynx will promptly disclose and make available to Sanofi any Licensed IP that has not yet been disclosed to Sanofi and is necessary or useful to enable Sanofi, its Affiliates or its sublicensees to exercise Sanofi’s rights under the Development and Commercialization License.

3.4.2 Regulatory Documentation Disclosure. Ablynx will promptly disclose and make available to Sanofi, in the manner as further set out in Section 4.4.2, any Ablynx Regulatory Documentation in its Control as is necessary or useful to enable Sanofi, its Affiliates or its sublicensees to use and reference in exercise of Sanofi’s rights under the Development and Commercialization License.

3.4.3 Technical Assistance. Upon Sanofi’s reasonable request with at least [...***...] notice to Ablynx and at Sanofi’s Cost, Ablynx will make available to Sanofi at the facilities used in connection with the performance of the Program Activities with respect to the applicable Sanofi Target, Ablynx’s personnel to provide a reasonable amount of technical assistance and training to Sanofi’s personnel in order to enable Sanofi to use such intellectual property and Ablynx Regulatory Documentation.

3.4.4 No Conflicts. Nothing in this Section 3.4 is intended to conflict with the restrictions on transfer of the Ablynx Platform Know-How set forth in Section 2.3.6.

Section 3.5 Cooperation with Governmental Authorities. Following a Licensed Compound Selection Date, [...***...], Ablynx will (a) provide such Governmental Authority with full access to all Ablynx Regulatory Documentation, (b) upon request by Sanofi made upon [...***...] notice, deploy appropriate personnel to attend meetings with such Governmental Authorities, or (c) upon reasonable request by Sanofi made upon [...***...] notice, provide any other assistance to Sanofi, in each case to the extent necessary or useful for the FDA and other applicable Governmental Authorities (i) to consider and approve Sanofi, an Affiliate, a sublicensee or a Third Party as a Manufacturer of the Licensed Products, or (ii) to consider and act upon any filings with such Governmental Authorities with respect to Licensed Products, including for Regulatory Approvals thereof. For the avoidance of doubt, it is acknowledged and agreed that nothing in this Section 3.5 will oblige Ablynx, or be interpreted as obliging Ablynx, to make a submission of any Regulatory Documentation to any such Governmental Authority.

Section 3.6 Exclusivity. [...***...].

Section 3.7 Nanobody Trademark License. Effective as of the Effective Date, Ablynx will, and does hereby, grant to Sanofi a non-exclusive, perpetual and irrevocable (except as set forth in Article X) license in the Field in the Territory, with the right to sublicense through

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

multiple tiers but only in connection with the grant of a Commercialization Sublicense, to and under the trademark(s) set forth on Schedule 3.7 to Commercialize the Licensed Products. When using such trademarks (or the terms “Nanobody” or “Nanobodies”) in any public manner, Sanofi (a) with respect to the use of such trademarks when affixing them directly to a Licensed Product, to containers in which a Licensed Product is packaged, or to tags or labels attached to a Licensed Product, will, and will cause its Affiliates, Sublicensees and (sub)contractors to, and (b) with respect to any other use, use best efforts to, and cause its Affiliates, Sublicensees and (sub)contractors to use best efforts to, in each case ((a) and (b)), attribute such trademark (and terms) as being (registered, where applicable) trademarks of Ablynx that are being used under license from Ablynx.

Section 3.8 Other IP Rights. Ablynx will ensure that any licensee of Ablynx or its Affiliates with respect to the Ablynx Platform Know-How has agreed to [...***...].

ARTICLE IV

DEVELOPMENT, COMMERCIALIZATION,

MANUFACTURING AND REGULATORY

Section 4.1 Development and Commercialization by Sanofi. On and after a Licensed Compound Selection Date with respect to a particular Sanofi Target, Sanofi will have the sole right to Develop and Commercialize, at its expense, the applicable Licensed Compounds and Licensed Products containing such Licensed Compounds (or corresponding Derivative Compounds, subject to Section 2.3.7) with respect to such Sanofi Target (except Ablynx may perform those activities assigned to it under a Work Plan or as otherwise expressly agreed in writing); provided that the Parties may enter into a separate development agreement under which Ablynx would perform specified Development activities with respect to such Licensed Compounds or corresponding Derivative Compounds under terms and conditions to be mutually agreed between the Parties in advance and in writing.

Section 4.2 Manufacturing.

4.2.1 Manufacturing During a Research Program Term. During the applicable Research Program Term, Ablynx will be responsible for such small scale (less than [...***...] liters) non-GMP Manufacturing activities in connection with any Research Program as have been agreed as part of the relevant Work Plan, except to the extent Sanofi elects at its discretion to assume responsibility for any such Manufacturing activities.

4.2.2 Manufacturing Process Development Activities. At the request of Sanofi, Ablynx will conduct Manufacturing Process Development Activities for up to [...***...] (and, upon mutual written agreement, more than [...***...]) Licensed Products and Sanofi will reimburse Ablynx for such activities on the same basis as it provides reimbursement for the Ablynx Program Activities. The Parties will enter into a written process development agreement to cover such Manufacturing Process Development Activities, and such agreement will include such reimbursement of Ablynx as well as other commercially reasonable terms.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.2.3 Technology Transfer. In anticipation of the assumption by Sanofi of Manufacturing activities with respect to any Licensed Nanobody, Licensed Compound or Licensed Product, the Parties will agree on a transfer of the relevant materials, processes and analytical methods, as applicable and as specified in a transfer plan, from Ablynx to Sanofi (or a Third Party Manufacturer selected by Sanofi); [...***...]. The transfer plan will be included in the manufacturing process development agreement contemplated in Section 4.2.2 or 4.2.4.

4.2.4 Manufacturing After a Research Program Term. Upon the Licensed Compound Selection Date with respect to the applicable Licensed Compounds and Licensed Products, subject to completion of the technology transfer contemplated in Section 4.2.3, Sanofi will assume responsibility, [...***...], for the Manufacturing of such Licensed Compounds and Licensed Products containing any of such Licensed Compounds; provided that, upon Sanofi’s election as notified to Ablynx, Ablynx will supply Licensed Compounds or Licensed Products to Sanofi for research use, including GLP Toxicology Studies, in which case the Parties will (i) within [...***...] of such Sanofi’s election, enter into a Manufacturing agreement on reasonable and customary terms to be agreed by the Parties for [...***...] Licensed Products for use in any GLP Toxicology Study, and (ii) may, upon the Parties’ mutual agreement, enter into a GMP Manufacturing arrangement under which Ablynx would perform additional Manufacturing activities, including Manufacturing Process Development Activities, with respect to such Licensed Compounds, provided that, in each case and notwithstanding any Manufacturing performed by Ablynx, Sanofi reserves the right to perform such Manufacturing activities itself or through one or more Third Party Manufacturers, in which case, if Sanofi wishes to use a Third Party Manufacturer that has preferential or exclusive arrangements with Ablynx, Ablynx will grant a waiver under any such preferential or exclusive rights and permit such Third Party Manufacturer to perform Manufacturing for Sanofi. In any such case the Parties will prepare and enter into (x) a reasonable and customary supply agreement for such supply (the “Supply Agreement”), and (y) if necessary, a quality assurance agreement that sets forth the terms and conditions upon which Ablynx will conduct its quality activities in connection with this Agreement (the “Quality Agreement”) prior to the Manufacture of any of such Licensed Compounds. Each Party will duly and punctually perform all of its obligations under the Supply Agreement and Quality Agreement. It is understood and agreed that, subject to the terms of the Supply Agreement and Quality Agreement, Ablynx will at all times have the right to have any of the activities or obligations that Ablynx may agree to under this Section 4.2.4 performed by a (sub)contractor appointed by Ablynx and approved by Sanofi (such approval not to be unreasonably withheld), provided that Ablynx will at all times be responsible to Sanofi for the performance of such (sub)contractor.

4.2.5 Manufacturing Audit Rights. With respect to any Manufacturing arrangement with respect to supply for GLP Toxicology Studies pursuant to Sections 4.2, Ablynx agrees that Sanofi and its agents (so long as such agents have entered into binding confidentiality agreements with Sanofi for the benefit of Ablynx providing for obligations no less strict than Sanofi’s confidentiality obligations to Ablynx hereunder) will have the right, as required by Applicable Law or otherwise, upon reasonable prior notice to Ablynx and during normal business hours, to inspect any facility operated by Ablynx, its Affiliates, sublicensees or (sub)contractors and Manufacturing any Licensed Nanobody, Licensed Compound or Licensed

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Product and any component or intermediate thereof (provided that Sanofi will not be able to exercise such inspection right more than [...***...] at the same facility, unless an audit for cause for a material Manufacturing issue related to such facility has been identified and remains unresolved) including inspection of (a) input materials, (b) the holding facilities for any Licensed Nanobody, Licensed Compound or Licensed Product or any component or intermediate thereof, (c) the equipment used in the Manufacture of any Licensed Nanobody, Licensed Compound or Licensed Product or any component or intermediate thereof, and (d) all records relating to such Manufacturing and the facility (to the extent they relate to the Licensed Nanobody, Licensed Compound or Licensed Product or any component or intermediate thereof). Following such audit, Sanofi will discuss its observations and conclusions with Ablynx and Ablynx will use Commercially Reasonable Efforts to provide responses and a CAPA (corrective and preventative action) plan to Sanofi within [...***...] of receiving the final audit report.

Section 4.3 Diligence. With respect to each Sanofi Target, on and after the Licensed Compound Selection Date, Sanofi will use Commercially Reasonable Efforts to (a) Develop one Licensed Product with respect such Sanofi Target, and (b) obtain Regulatory Approval for such Licensed Product in [...***...], provided that, in the event of the termination of a Major Market under this Agreement such that only one Major Market remains, then the obligations set forth in this Section 4.3 will remain effective only with respect to such remaining Major Market.

Section 4.4 Regulatory Activities.

4.4.1 Regulatory Approvals. As between the Parties, Sanofi will have the sole right to prepare, obtain and maintain Regulatory Approvals (including the setting of the overall regulatory strategy therefor) and other submissions, and to conduct communications with the Regulatory Authorities, for Licensed Nanobodies, Licensed Compounds or Licensed Products in the Territory. Upon reasonable request by Sanofi [...***...], Ablynx will support Sanofi, as may be reasonably necessary, in obtaining Regulatory Approvals for the Licensed Products and in the activities in support thereof, including, to the extent Ablynx is not prevented from doing so by prior written obligations to any Third Party, at the sole discretion of Ablynx, allowing Sanofi to reference relevant Ablynx Regulatory Documentation where required by Applicable Law or agreed to by the Parties, or otherwise providing Sanofi with copies of any relevant Ablynx Regulatory Documentation.

4.4.2 Regulatory Documentation. All Sanofi Regulatory Documentation (including all Regulatory Approvals) will be solely owned by, and will be the sole property and held in the name of, Sanofi or its designated Affiliate, sublicensee or designee. To the extent that Ablynx or its Affiliates and its and their licensees and sublicensees have any rights to any Sanofi Regulatory Documentation, promptly following a Licensed Compound Selection Date, Ablynx will, and does hereby, assign, and will cause its Affiliates and its and their licensees and sublicensees to assign, to Sanofi or its designated Affiliate, sublicensee or designee, without additional compensation, all of its right, title and interest in and to all Sanofi Regulatory Documentation.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.4.3 Government Inspections. Each Party will be responsible for handling and responding to any inspections by a Governmental Authority relating to its Manufacture of the Licensed Nanobody, Licensed Compound or Licensed Product. Ablynx will promptly advise Sanofi of any requests by any Governmental Authority for such inspections with respect to any Licensed Nanobody, Licensed Compound or Licensed Product. To the extent legally permissible, Ablynx and any subcontractor overseen by Ablynx will permit Sanofi or its representative to attend such inspection in relation to such Licensed Nanobody, Licensed Compound or Licensed Product. Ablynx will promptly disclose to Sanofi all relevant portions of any notice of inspection observations or potential violations (e.g., FDA Form-483) as well as a copy of Ablynx’s response(s) thereto.

Section 4.5 Progress Reports. During the Term, at least [...***...] per Calendar Year, if any Licensed Product is being Developed by Sanofi, Sanofi’s Alliance Manager will deliver to Ablynx a written report summarizing such Development activities. Such report will include [...***...]; provided that, if there is a Change in Control involving Ablynx after which Ablynx or an Affiliate of Ablynx Exploits (or, with respect to a Change in Control involving Ablynx that satisfies proviso (d) of the definition of Change in Control hereunder, the successor in interest to the transferred business to which this Agreement relates), whether directly or through an Affiliate, a Competing Product (“Direct Competition”), Sanofi will not be required to provide Ablynx (or its successor in interest, if applicable) any reports or information under this Section 4.5 during any period of such Direct Competition.

ARTICLE V

PAYMENTS AND RECORDS

Section 5.1 Upfront Fees. In partial consideration of the licenses, rights and privileges granted by Ablynx to Sanofi hereunder and subject to the terms and conditions of this Agreement, Ablynx will invoice and Sanofi will pay to Ablynx non-refundable (except in case of material error) upfront fees as follows:

5.1.1 Eighteen Million Euros (€18,000,000) no later than [...***...] following receipt of an invoice for such amount, which invoice may be sent on or after the Effective Date, [...***...] with respect to the Initial Sanofi Targets; and

5.1.2 Five million Euros (€5,000,000) no later than [...***...] following receipt of an invoice for such amount, which invoice may be sent on or after the Effective Date, for the five Options in accordance with Section 2.4.

Section 5.2 Research Funding. During the Research Program Terms, Sanofi will pay, [...***...].

Section 5.3 Option Exercise Fee. For each Sanofi Target (unless it is a Swapped-In Target, with regard to which Section 2.4.2 sets forth the circumstances under which an Option Exercise Fee Adjustment may be due to Ablynx), Sanofi will pay Ablynx, following Sanofi’s exercise of an Option by delivery of a Sanofi Target Designation Notice pursuant to Section 2.4.1 and subject to Section 5.10 [...***...] (the “Option Exercise Fee”) in accordance with the following schedule (and, if more than one status below applies, then only the highest amount applicable will constitute the Option Exercise Fee):

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Number	[...***...]	Payment
1	[...***...]	[...***...]
2	[...***...]	[...***...]
3	[...***...]	[...***...]
4	[...***...]	[...***...]

[...***...].

Section 5.4 Development Milestone Payments. Upon first achievement of a milestone event described in this Section 5.4 by Sanofi or any of its Affiliates or Sublicensees, Sanofi will promptly (and in any event no later than [...***...]) notify Ablynx of such achievement and Ablynx will issue to Sanofi an invoice for the corresponding milestone payment amount. Subject to the terms and conditions of this Agreement, Sanofi will pay to Ablynx the following non-refundable (except in case of material error) milestone payments within [...***...]after receipt of such invoice therefor, as follows:

No.	Development Milestone Event	Milestone Payments
1	[...***...]	[...***...]
2	[...***...]	[...***...]
3	[...***...]	[...***...]
4	[...***...]	[...***...]
5	[...***...]	[...***...]
6	[...***...]	[...***...]
7	[...***...]	[...***...]
8	[...***...]	[...***...]

[...***...].

The maximum aggregate amount of milestone payments payable by Sanofi pursuant to this Section 5.4 with respect to a Sanofi Target is [...***...] Euros (€[...***...]).

Section 5.5 Sales Milestone Payments. After the end of a Calendar Year, if based on the Royalty Reports submitted under this Agreement, Sanofi has achieved a sales milestone specified below in such Calendar Year, then Ablynx will issue an invoice to Sanofi for the applicable amount and, subject to the terms and conditions of this Agreement, Sanofi will pay to Ablynx the invoiced amount within [...***...]after receipt of such invoice:

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Sales Milestone	Milestone Payments
[...***...]	[...***...]
[...***...]	[...***...]
[...***...]	[...***...]

Each sales milestone payment is separate on a Licensed Product-by-Licensed Product basis and may only be earned once for each Licensed Product. The maximum aggregate amount of milestone payments payable by Sanofi pursuant to this Section 5.5 with respect to a Sanofi Target is [...***...] Euros (€[...***...]). Payments made under this Section 5.5 will be non-refundable (except in case of material error).

Section 5.6 Royalties Payable.

5.6.1 In consideration for the Development and Commercialization License granted to Sanofi herein, and subject to the terms and conditions of this Agreement, during the applicable Royalty Term, on a Licensed Product-by-Licensed Product and country-by-country basis, subject to Section 5.15, Sanofi will pay to Ablynx non-refundable (except in case of material error) royalties on the annual Net Sales of such Licensed Product at the rates set forth below:

Annual Global Net Sales of the Applicable Licensed Product	Royalty Rate
[...***...]	[...***...]
[...***...]	[...***...]
[...***...]	[...***...]
[...***...]	[...***...]

[...***...].

The incremental royalty rates set forth above will only apply to that portion of the Net Sales of royalty-bearing Licensed Products that falls within the indicated range of sales. [...***...].

5.6.2 Royalty Reductions.

(a) Subject to subsection (d), in the event that, during the Royalty Term for a Licensed Product in a country, there is no Valid Claim that is infringed by the sale of such Licensed Product in such country, then the royalty rate applicable to Net Sales of such Licensed Product in such country would be reduced by [...***...]% relative to the royalty rate applicable if there had been a Valid Claim in such country.

(b) [...***...]:

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Third Party Payment Type	Percentage Creditable
[...***...]	[...***...]
[...***...]	[...***...]
[...***...]	[...***...]
[...***...]	[...***...]

(c) Subject to subsection (d), if in any country in the Territory during the Royalty Term for a Licensed Product a Biosimilar Product is sold in such country [...***...].

(d) [...***...].

Section 5.7 Royalty Payment Terms. Royalties shown to have accrued by each Royalty Report provided for under this Article V will be due and payable [...***...] after Sanofi’s receipt of an invoice for such amounts from Ablynx, which such invoice Ablynx will be entitled to submit following its receipt of such Royalty Report.

Section 5.8 Right to Credit or Offset. [...***...].

Section 5.9 Payment Method. All payments by Sanofi to Ablynx under this Agreement will be paid in Euros, and all such payments will be made by bank wire transfer in immediately available funds to the bank account designated by Ablynx in writing; provided that such account information is provided to Sanofi at least [...***...] prior to any such payment becoming due hereunder.

Section 5.10 Invoices. Notwithstanding any other terms of this Agreement, with respect to any payments owed by Sanofi to Ablynx under this Agreement, Sanofi will not be responsible for such payment until [...***...] after the date on which Ablynx delivers an invoice for such owed amount to Sanofi, except for the upfront fees set forth in Section 5.1.

Section 5.11 Late Payments. If a Party does not receive payment of any sum due to it on or before the due date therefor, simple interest will thereafter accrue on the sum due to such Party from the due date until the date of payment at an annual rate of [...***...]% over the then-current [...***...] rate or the maximum rate allowable by Applicable Law, whichever is lower. Any interest payments under this Section 5.11 will be payable and paid together with the last payment of the outstanding amount(s).

Section 5.12 Exchange Control. If at any time legal restrictions prevent the prompt remittance of part or all royalties with respect to any country in the Territory where any Licensed Product is sold, payment will be made through such lawful means or method as the Parties reasonably will determine.

Section 5.13 Taxes.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.13.1 General. [...***...].

5.13.2 Value Added Tax. [...***...].

Section 5.14 Reports; Exchange Rates; Records.

5.14.1 Royalty Reports. Commencing as of the First Commercial Sale, for so long as any Royalty Term remains in effect for a given Licensed Product, Sanofi will, with respect to each Calendar Quarter (or portion thereof), provide a written report showing (a) aggregate Net Sales of such Licensed Product which Sanofi considers royalty bearing and the royalties due thereon for such Calendar Quarter, [...***...] (each, a “Royalty Report”). Such Royalty Report will be in the format set forth in Exhibit D. Royalty Reports will be due within [...***...] following the end of the Calendar Quarter to which such Royalty Report relates.

5.14.2 Currency. All Net Sales and royalties payable will be expressed in Euros. With respect to sales of Licensed Products invoiced in a currency other than Euros, Net Sales and the royalties will be expressed in the Euros equivalent, calculated using Sanofi’s (or its Affiliate’s or Sublicensee’s) then-current internal currency conversion methodology used to prepare its audited financial statements for external reporting purposes, which uses a widely accepted source of published exchange rates.

5.14.3 Records. For [...***...] after the end of each Calendar Year, Sanofi will keep (and will ensure that its Affiliates and Sublicensees will keep) complete and accurate records of Net Sales of Licensed Products in such Calendar Year and the calculation of royalties payable to Ablynx in respect of such Net Sales in sufficient detail to allow an auditor to confirm the accuracy of relevant royalty report(s) under Section 5.14.1 during the course of an audit as referred to in Section 5.15.

Section 5.15 Audits.

5.15.1 Upon the written request of a Party and with at least [...***...] prior written notice, but not more than [...***...] and not more than [...***...] for a given period (unless there has been a discrepancy or variance, in which case further audits may be performed solely relating to, and as reasonably necessary to resolve, such discrepancy or variance), the other Party will permit an independent certified public accounting firm of internationally recognized standing, selected by the auditing Party and reasonably acceptable to the other Party, at the auditing Party’s sole cost and expense (except as set forth in Section 5.15.2), to have access during normal business hours to such of the records of the other Party as required to be maintained under this Agreement to (a) with respect to the records of Sanofi, verify the accuracy of the Royalty Reports due hereunder, and (b) with respect to records of Ablynx, verify the accuracy of the [...***...] or any other FTE Costs or expenses due hereunder. Such records will be made available at a centralized location in Europe to be mutually agreed in good faith between the Parties. Such accountants may only audit records relating to amounts paid or payable in the prior [...***...] Calendar Years. The accounting firm will disclose to the auditing Party only whether the amounts reported by the audited Party were correct or not and the specific details concerning any discrepancies, and such information will be shared at the same time with

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the other Party. No other information obtained by such accountants will be shared with the auditing Party. In the event there was an error in the amounts paid or payable hereunder, the auditor will have the right, at its sole discretion, to document such error with the auditor’s summary description thereof.

5.15.2 If such accounting firm concludes that any amounts are owed to the auditing Party, the audited Party will pay such amounts within [...***...] following the date the audited Party is notified of the completion of such accounting firm’s written report so concluding. The fees charged by such accounting firm will be paid by the auditing Party, except that if the audit discloses that there is a [...***...]% variance (with respect to royalties, an underpayment and with respect to expenses, an overpayment) in the amounts actually owed hereunder for such Calendar Quarter, then audited Party will pay the reasonable fees and expenses charged by such accounting firm.

Section 5.16 Confidential Financial Information. The Parties will treat all financial information subject to review under this Article V or under any sublicense agreement as Confidential Information of such Party as set forth in Article VI, and will cause its accounting firm to retain all such financial information in confidence under terms substantially similar to those set forth in Article VI and with respect to each inspection, the independent accounting firm will be obliged to execute for each Party’s benefit a reasonable confidentiality agreement prior to commencing any such inspection.

Section 5.17 FTE Rate Inflation Adjustment. Starting on the third anniversary date of the Effective Date, and thereafter on each anniversary date after the Effective Date, the FTE Rate will be adjusted for inflation based upon the Harmonised Index of Consumer Prices (“HICP”) applicable to Belgium as published by the European Central Bank and in accordance with the formula set forth in Schedule 5.17.

ARTICLE VI

CONFIDENTIALITY

Section 6.1 Non-Disclosure Obligations. Except as otherwise provided in this Article VI, during the Term and for a period of [...***...] thereafter, each Party and their respective Affiliates will maintain in confidence, and use only for purposes as expressly authorized and contemplated by this Agreement, all Confidential Information. “Confidential Information” means all confidential or proprietary Know-How (including the terms of this Agreement and information relating to such Party’s research programs, development, marketing and other business practices and finances), data, documents or other materials supplied by the other Party or their respective Affiliates under this Agreement, including such information that is marked or otherwise identified as “Confidential”; provided that notwithstanding anything to the contrary, (a) Confidential Information constituting Ablynx Collaboration IP (not being an Ablynx Improvement) or Joint Collaboration IP (“Product Information”) will be considered the Confidential Information of both Ablynx and Sanofi, (b) either Party may disclose Confidential Information to its employees agents, legal counsel, consultants, advisors, clinical investigators, sublicensees and (sub)contractors, provided that such Party uses at least the same standard of care as it uses to protect its own Confidential Information, including by imposing obligations of

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

confidentiality and limitations on the use of such Confidential Information substantially similar to those contained herein (which may take the form of a professional privilege), to ensure that its and its Affiliates’ employees, agents, consultants, clinical investigators and any sublicensees or (sub)contractors only make use of the other Party’s Confidential Information for purposes as expressly authorized and contemplated by this Agreement and do not disclose or make any unauthorized use of such Confidential Information, (c) Sanofi will have the right to use and disclose Confidential Information constituting Joint Collaboration IP at its sole discretion, and (d) nothing in this Article VI, including the disclosure and use restrictions in this Section 6.1, will preclude either Party from purchasing equity or debt securities of the other Party.

Section 6.2 Permitted Disclosures.

6.2.1 Notwithstanding the foregoing, but subject to the last sentence of this Section 6.2, the provisions of Section 6.1 will not apply to information, documents or materials that the receiving Party can conclusively establish:

(a) have become published or otherwise entered the public domain or become generally available to the public other than by breach of this Agreement by the receiving Party or its Affiliates;

(b) are permitted to be disclosed by prior consent of the other Party;

(c) have become known to the receiving Party by a Third Party, provided such Confidential Information was not obtained by such Third Party directly or indirectly from the disclosing Party on a confidential basis;

(d) except in the case of Ablynx with respect to Product Information, prior to disclosure under this Agreement, was already in the possession of the receiving Party, its Affiliates or sublicensees; or

(e) have been independently developed by or for the receiving Party without reference to the disclosing Party’s Confidential Information and outside the Research Program.

6.2.2 Notwithstanding the disclosures permitted under this Section 6.2.2 as set forth below, any Confidential Information so disclosed will remain subject to the confidentiality obligations of Section 6.1, unless and until any exceptions described in Section 6.2.1 will apply. Either Party may disclose Confidential Information to the extent such disclosure is made:

(a) in response to a valid order of a court of competent jurisdiction or other Governmental Authority or Regulatory Authority or, if in the reasonable opinion of the receiving Party’s legal counsel, such disclosure is otherwise required by Applicable Law, including by reason of filing with securities regulators (including the rules and regulations of any stock exchange or trading market on which the disclosing Party’s (or its parent’s) securities are traded); provided that the receiving Party will first have given notice to the disclosing Party and

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

given the disclosing Party a reasonable opportunity to quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order or requirement be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued and redacted in accordance with Sanofi’s instruction; provided further that the Confidential Information disclosed in response to such court or governmental order or Applicable Law will be limited to that information which is legally required to be disclosed in response to such court or governmental order or Applicable Law (including the rules and regulations of any stock exchange or trading market on which the disclosing Party’s (or its parent’s) securities are traded);

(b) by Sanofi, to the extent permitted under Section 7.10(a);

(c) by Ablynx, to the extent permitted under Section 7.10(b);

(d) by Sanofi, to a Regulatory Authority, as reasonably required or useful in connection with any filing, submission or communication with respect to any Licensed Nanobody, Licensed Compound or Licensed Product; provided that reasonable measures will be taken to assure confidential treatment of such information, to the extent such protection is available;

(e) by Sanofi, to a sublicensee as reasonably necessary or useful to allow the sublicensee to conduct the activities it is permitted to conduct under the sublicense (except to the extent such disclosure is restricted by Section 2.3.8 and Section 2.7); provided that such sublicensee is then subject to obligations of confidentiality and limitations on use of such Confidential Information substantially similar to those contained herein;

(f) by Sanofi, its Affiliates or its or their sublicensees to an actual or potential Third Party Manufacturing, Development or Commercialization collaborator, contractor or partner with respect to a Sanofi Target, Licensed Nanobody, Derivative Nanobody, Licensed Compound, Derivative Compound or Licensed Product or otherwise as may be necessary or useful in connection with its exercise of rights and licenses or performance of obligations hereunder (including in connection with any litigation with respect thereto);

(g) subject to Section 6.6, by Sanofi or Ablynx to an actual or potential investor in or acquirer of the business to which this Agreement relates; provided that such Third Party recipient is then subject to obligations of confidentiality and limitations on use of such Confidential Information substantially similar to those contained herein;

(h) by Ablynx, to the extent permitted under Section 6.3; or

(i) by either Party, to the extent reasonably required for the purposes of Section 11.2, to such court or tribunal that has jurisdiction under Section 11.3.2; provided that in the case of this clause (i), (i) the receiving Party will first have given notice to the disclosing Party and given the disclosing Party a reasonable opportunity to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are to be disclosed or, if disclosed, used only for the purposes of Section 11.2 and redacted in accordance with Sanofi’s instruction, and (ii) such disclosure will be limited to that information which is reasonably required for purposes of Section 11.2.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 6.3 Press Releases and Other Communications to Third Parties. Except as expressly permitted under this Section 6.3, Sanofi will be responsible for, and control all, communications to Third Parties (except as otherwise specified expressly hereunder) or public communications regarding the Exploitation of the Licensed Nanobodies, Derivative Nanobodies, Licensed Compounds, Derivative Compounds or Licensed Products. Other than as required by Applicable Law (including applicable requirements of a Regulatory Authority or stock exchange), Ablynx will not make any public announcement concerning this Agreement, any Licensed Nanobody, Derivative Nanobody, Licensed Compounds, Derivative Compounds or Licensed Products, the achievement of any clinical, regulatory or Development milestones, top line results of Clinical Trials or any other subject matter reasonably related hereto with respect to the Licensed Product (any of the foregoing to the extent relating to Development, the “Development Information”), in each case without the prior written consent of Sanofi (such consent not to be unreasonably withheld or delayed). Subject to the foregoing, in the event of any required or proposed disclosure of Development Information by Ablynx, (a) the Parties will consult with each other in good faith regarding the timing thereof, and (b) Ablynx will provide Sanofi with a copy of the proposed disclosure sufficiently in advance of its release to afford Sanofi a reasonable opportunity to review and comment upon such proposed disclosure. Without limiting the foregoing, neither Ablynx nor Sanofi will, without the prior consent of the other, issue any press release or make any other public announcement or furnish any statement to any person or entity (other than either Parties’ respective Affiliates) concerning the existence of this Agreement, its terms and the transactions contemplated hereby, except for (i) an initial press release mutually agreed upon by the Parties and substantially in the form attached hereto as Schedule 6.3, (ii) disclosures made in compliance with Section 6.1, Section 6.2 and Section 6.4, (iii) disclosures made to attorneys, consultants, and accountants retained to represent the Parties in connection with the negotiation and consummation of the transactions contemplated hereby, and (iv) press releases by Sanofi, in its sole discretion, regarding Sanofi’s activities under this Agreement with respect to a Licensed Nanobody, Derivative Nanobody, Licensed Compound, Derivative Compound or Licensed Product following the applicable Licensed Compound Selection Date.

Section 6.4 Use of Name. Except as expressly provided herein, neither Party will mention or otherwise use the name, logo or trademark of the other Party or any of its Affiliates or any of its or their sublicensees (or any abbreviation or adaptation thereof) (including any Product Trademark) in any publication, press release, marketing and promotional material or other form of publicity without the prior written consent of such other Party. The restrictions imposed by this Section 6.4 will not prohibit (a) Sanofi from making any disclosure identifying Ablynx to the extent required in connection with its exercise of its rights or obligations under this Agreement or (b) either Party from making any disclosure identifying the other Party that is required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 6.5 Return of Confidential Information. Upon the effective date of the termination of this Agreement for any reason but subject to Article X, with respect to Confidential Information to which such non-requesting Party does not retain rights under the surviving provisions of this Agreement, each Party will, upon and in accordance with the other Party’s request in writing, either: (a) promptly destroy all copies of such Confidential Information in the possession or control of the non-requesting Party and confirm such destruction in writing to the requesting Party; or (b) promptly deliver to the requesting Party, at the non-requesting Party’s sole cost and expense, all copies of such Confidential Information in the possession or control of the non-requesting Party. Upon the Licensed Compound Selection Date, Ablynx will, upon and in accordance with Sanofi’s request in writing, promptly deliver to Sanofi, at Sanofi’s sole cost and expense, all copies of Confidential Information of Sanofi arising out of Ablynx’s performance of the applicable Research Program, including Product Information and Collaboration Know-How, with respect to such Licensed Compounds and the corresponding Licensed Nanobodies in the possession or control of Ablynx. For the avoidance of doubt, Ablynx Improvements will not be considered “Confidential Information of Sanofi”. Notwithstanding the foregoing, the non-requesting Party will be permitted to retain such Confidential Information (x) to the extent necessary or useful for purposes of performing any continuing obligations or exercising any ongoing rights hereunder and, in any event, a single copy of such Confidential Information for archival purposes and (y) any computer records or files containing such Confidential Information that have been created solely by such non-requesting Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such non-requesting Party’s standard archiving and back-up procedures, but not for any other uses or purposes. All Confidential Information will continue to be subject to the terms of this Agreement for the period set forth in Section 6.1 following any termination of this Agreement.

Section 6.6 Redacted Version of Agreement. The Parties will use reasonable efforts to agree on a redacted form of this Agreement (the “Redacted Agreement”) within [...***...] following the Effective Date. Unless the Parties otherwise agree, the Redacted Agreement will not contain any financial information, Schedules or Exhibits, or other competitively sensitive information. Notwithstanding anything in this Article VI to the contrary, each Party will be entitled to disclose the Redacted Agreement to those categories of Third Parties specified on Schedule 6.6, provided in each case such Third Party is bound by written obligations of confidentiality with respect to the redacted Agreement which are no less strict than the obligations of confidentiality under this Article VI.

ARTICLE VII

INTELLECTUAL PROPERTY OWNERSHIP

Section 7.1 IP Representatives. Within [...***...] from the Effective Date, each Party will designate a representative to serve as primary point of contact for intellectual property-related matters under this Agreement (the “IP Representative”). The IP Representatives will perform the functions assigned to the IP Representatives hereunder and will consult with one another on all material aspects of the defense of, and reasonably cooperate with each in other in all, Third Party Actions.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 7.2 Disclosure and Ownership of Intellectual Property.

7.2.1 Disclosure of Inventions. Each Party will promptly disclose to the other Party any patentable Ablynx Collaboration IP or Joint Collaboration IP.

7.2.2 Collaboration IP. Subject to the licenses granted in Article III, as between the Parties:

(a) Sanofi will own [...***...];

(b) Ablynx will own [...***...];

(c) Sanofi and Ablynx will jointly own, with each retaining an undivided one-half interest, [...***...].

(d) United States Law. The determination of whether Know-How, including Improvements and inventions, is conceived, discovered, developed or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent Rights, copyright or other intellectual property rights) therein, will, for purposes of this Agreement, be made in accordance with Applicable Law in the United States, irrespective of where or when such conception, discovery, development or making occurs, and any dispute relating thereto will be finally adjudicated by an independent U.S. counsel with appropriate expertise that is jointly appointed by Sanofi and Ablynx ([...***...]).

7.2.3 Assignment. Each Party will, and does hereby, assign, and will cause its Affiliates and its and their sublicensees to so assign, to the other Party, without additional compensation, such right, title and interest in and to any Know-How and any intellectual property rights with respect thereto, as is necessary to fully effect, as applicable, the sole or joint ownership specified in this Article VII.

Section 7.3 Patent Right Prosecution and Maintenance.

7.3.1 Sanofi Prosecution.

(a) Sanofi will have the exclusive right, but not obligation, to prepare, file, prosecute, maintain and extend [...***...].

(b) With respect to any Ablynx Patent Right that is a patent application that (i) [...***...] Ablynx will, in consultation with Sanofi and to the extent that the original disclosure of the relevant Ablynx Patent Right allows, take all steps reasonably available in order to establish divisional or similar applications [...***...] and such divisional or similar applications (but not the Ablynx Patent Rights from which they are derived) will become [...***...], provided that [...***...]. Any dispute relating to scope of the claims of such divisional or similar applications arising out of this Section 7.3.1 will be finally adjudicated by an independent U.S. counsel with appropriate expertise that is jointly appointed by Sanofi and Ablynx (and the fees of such counsel will be borne equally by the Parties).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.3.2 Filing of Collaboration Patent Rights. Neither Party may file for any Collaboration Patent Rights during the applicable Research Program Term unless otherwise agreed by the Parties in writing.

7.3.3 Ablynx Prosecution. Ablynx will have the exclusive right and responsibility to prepare, file, prosecute, maintain and extend [...***...]; provided, however, Ablynx will consider the comments of Sanofi and Sanofi’s patent counsel on the preparation, filing, prosecution and maintenance of any Ablynx Non-Platform Patent Rights, Ablynx Collaboration Patent Rights or Ablynx Platform Patent Rights, in each case related to the Development or Commercialization of any Licensed Compound(s) or Licensed Product(s).

7.3.4 Abandonment of Ablynx Non-Platform Patent Rights and Ablynx Collaboration Patent Rights. In the event that Ablynx elects [...***...], Ablynx will provide sufficient advance notice to Sanofi of any deadlines with respect thereto and, at Sanofi’s election, Ablynx will assign to Sanofi all right, title and interest [...***...] sufficiently in advance of any deadlines with respect thereto (and in any event as promptly as practicable), but only in respect of the jurisdictions for which Ablynx has elected to abandon or not prosecute such [...***...]. If Sanofi elects to have Ablynx assign to Sanofi any [...***...] pursuant to the foregoing sentence, Sanofi will, [...***...], assume responsibility for such [...***...], provided, however, that Ablynx will have the right, after being notified by Sanofi of its election to have assigned any [...***...] that Ablynx has elected to abandon or not prosecute as the case may be (but prior to any assignment of such Patent Rights pursuant to the foregoing sentence), of re-assuming responsibility for the prosecution of such [...***...] in lieu of Sanofi, in which case, Sanofi will have no further rights to assume responsibility of such [...***...].

7.3.5 Abandonment of any Joint Collaboration Patent Rights. In the event that Sanofi elects to abandon [...***...] in or for any jurisdiction, Sanofi will provide sufficient advance notice to Ablynx of any deadlines and, at Ablynx’s election and at Ablynx’s expense, Sanofi will assign to Ablynx all right, title and interest to such [...***...] that Sanofi has decided to abandon, but only in respect of the jurisdictions for which Sanofi has decided to abandon such [...***...] (and not any other jurisdiction) sufficiently in advance of any deadlines, and in any event as promptly as practicable, after which Ablynx may [...***...] pursue any such [...***...] (and it will become a Ablynx Patent Right); provided, however, that Sanofi will have the right, after being notified by Ablynx of its election to have assigned any [...***...] that Sanofi has elected to abandon (but prior to such assignment), of re-assuming responsibility for the prosecution of such [...***...] in lieu of Ablynx, in which case Ablynx will have no further rights to prosecute such [...***...].

7.3.6 Cooperation. Ablynx will, and will cause Ablynx’s inventors to, fully cooperate with Sanofi or anyone acting on its behalf with regard to the preparation, filing, prosecution, and maintenance of any Sanofi Prosecution Patent Right in order to reasonably implement the foregoing provisions of this Section 7.3. Such cooperation may include Ablynx’s execution of necessary legal documents, coordinating filing or prosecution of applications to avoid potential issues during prosecution (including novelty, non-obviousness, enablement, estoppel and double patenting), and the assistance of Ablynx’s relevant personnel and the

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

transfer of the applicable patent files to the prosecuting Party. Sanofi will, and will cause Sanofi’s inventors to, fully cooperate with Ablynx or anyone acting on its behalf with regard to the preparation, filing, prosecution, and maintenance of any Ablynx Prosecution Patent Right in order to reasonably implement the foregoing provisions of this Section 7.3. Such cooperation may include Sanofi’s execution of necessary legal documents, coordinating filing or prosecution of applications to avoid potential issues during prosecution (including novelty, non-obviousness, enablement, estoppel and double patenting), and the assistance of Sanofi’s relevant personnel and the transfer of the applicable patent files to the prosecuting Party.

7.3.7 Patent Term Extension and Supplementary Protection Certificate. As between the Parties, [...***...], Sanofi or its Affiliate or Sublicensee will at all times have the sole right to make decisions regarding, and to apply for, patent term extensions in the Territory, including the United States with respect to extensions pursuant to 35 U.S.C. § 156 et. seq. and in other jurisdictions pursuant to supplementary protection certificates, and in all jurisdictions with respect to any other extensions that are now or become available in the future, wherever applicable (collectively, the “Extensions”), for [...***...] and with respect to the Licensed Products, in each case including whether or not to do so. Ablynx will provide prompt and reasonable assistance with respect thereto, as requested by Sanofi, including by taking such action as patent holder as is required under any Applicable Law to obtain such extension or supplementary protection certificate.

7.3.8 Interference, Opposition, Revocation and Declaratory Judgment Actions. [...***...].

7.3.9 Common Ownership Under Joint Research Agreements. This Agreement will be understood to be a joint research agreement under 35 U.S.C. § 102(c) entered into for the purposes of researching, identifying and Developing Nanobodies and Compounds against Sanofi Targets. The Parties will coordinate their activities with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. § 100(h).

7.3.10 Relationship to Section 7.7. The provisions of this Section 7.3 are subject to the provisions of Section 7.7 and, in the event of any inconsistency, Section 7.7 will control.

Section 7.4 Enforcement of Patent Rights.

7.4.1 Notification of Infringement. In the event that a Party becomes aware of any Material Infringement or Misappropriation, it will promptly notify the other Party and provide such other Party with all details of such Material Infringement or Misappropriation of which it is aware (each, an “Infringement Notice”).

7.4.2 Enforcement. In response to any Infringement Notice, with respect to any Material Infringement or Misappropriation, Sanofi will have the right, but not the obligation, to enforce the Sanofi Prosecution Patent Rights. [...***...]. There will be no enforcement of the Sanofi Prosecution Patent Rights during the Research Program except to the

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

extent the Parties otherwise agree in writing. Neither Party will bear any liability to the other Party as a consequence of any litigation conducted pursuant to this Article VII, or any unfavorable decision regarding the same, including any decision holding any Patent Right is invalid or unenforceable. Notwithstanding any of the foregoing in this Section 7.4.2, in the event of a Material Infringement or Misappropriation that constitutes a misappropriation, each Party will be responsible for enforcement of such Party’s Know-How, and Sanofi will be responsible for enforcement of the Joint Collaboration Know-How.

7.4.3 Cooperation; Settlement. At the request of the Party bringing or defending the action against any Material Infringement or Misappropriation, the other Party will provide reasonable assistance in connection therewith, including by executing reasonably appropriate documents, cooperating in discovery and joining as a party to the action if required (at the enforcing Party’s expense). [...***...]. The enforcing Party with respect to the Licensed IP will keep the other Party reasonably apprised of developments with respect to any litigation conducted under this Article VII.

7.4.4 Costs and Recoveries. [...***...].

Section 7.5 Separate Representation. The Party not bringing an action with respect to a Material Infringement or Misappropriation in the Territory under this Article VII will be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such Party will at all times cooperate fully with the Party bringing such action.

Section 7.6 Third Party Actions.

7.6.1 Notification of Third Party Action. Each Party will immediately disclose to the other Party in writing any warning letter or other notice of infringement or misappropriation received by a Party, or any action, suit or proceeding brought against a Party alleging infringement of a Patent Right or misappropriation of intellectual property of any Third Party with regard to any aspect of the conduct by either Party, its Affiliates or Sublicensees pursuant to this Agreement or a Research Program, including any defense or counterclaim in connection with an infringement action initiated pursuant to Section 7.4 (each, a “Third Party Action”).

7.6.2 Sanofi Right to Defend. As between the Parties, Sanofi, through counsel of its choosing, will have the sole right, but not the obligation, to assume direction and control of the defense against any Third Party Action (including direction and control of related litigation, settlement, appeal or other disposition of Third Party Actions) in the Territory alleging that the Exploitation of any Licensed Product infringes or misappropriates a Third Party’s intellectual property rights. [...***...].

7.6.3 Consultation. [...***...].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 7.7 Invalidity or Unenforceability Defenses or Actions. Each Party will promptly notify the other Party in writing of any alleged or threatened assertion of invalidity or unenforceability of (i) any of the Sanofi Prosecution Patent Rights; or (ii) any Ablynx Patent Rights (to the extent that such assertion is reasonably relevant to the rights licensed to Sanofi under this Agreement) by a Third Party of which such Party becomes aware, including, for example, oppositions, nullity or revocation actions, post-grant reviews and other patent office proceedings involving the referenced Patent Rights, provided that, in the event such alleged or threatened assertion of invalidity or enforceability is raised in an enforcement action, the allocation of responsibility for costs [...***...]. Sanofi will [...***...]. Ablynx will [...***...]. If the controlling Party with respect to an Ablynx Patent Right or a Joint Collaboration Patent Right elects not to defend or control the defense of the applicable Patent Rights in a suit brought in the Territory or otherwise fails to initiate and maintain the defense of any such claim, suit or proceeding, then the other Party may conduct and control the defense of any such claim, suit or proceeding using counsel of its own choice, [...***...]. Where a Party controls such an action, the other Party will have the right to participate in any such claim, suit or proceeding with counsel of its choice [...***...] (provided that the controlling Party will retain control of the defense in such claim, suit or proceeding) and will cause its Affiliates to, assist and cooperate with the controlling Party, at the controlling Party’s expense, as such controlling Party may reasonably request from time to time in connection with its activities set forth in this Section 7.7. In connection with any activities with respect to a defense, claim or counterclaim relating to the Ablynx Patent Right or Joint Collaboration Patent Right pursuant to this Section 7.7, the controlling Party will (a) consult with the other Party as to the strategy for such activities, (b) consider in good faith any comments from the other Party and (c) keep the other Party reasonably informed of any material steps taken and provide copies of all material documents filed, in connection with such defense, claim or counterclaim.

Section 7.8 Third Party Rights. If, in the opinion of Sanofi, the Development, Manufacture, Commercialization or other Exploitation of a Licensed Product hereunder infringes or is reasonably expected to infringe or misappropriate any Patent Right, trade secret or other intellectual property right of a Third Party in any country or jurisdiction in the Territory, then Sanofi will [...***...].

Section 7.9 Trademarks. Sanofi will have the sole right to select the trademarks used in connection with the sale or marketing of the Licensed Products in the Territory (any such Trademarks other than those licensed pursuant to Section 3.7, the “Product Trademarks”). Sanofi will be responsible for the registration, maintenance and defense of all Product Trademarks, at Sanofi’s own cost and expense, and Sanofi will own such Product Trademarks. Ablynx will not, and will not permit its Affiliates to, (a) use in their respective businesses, any trademark that is confusingly similar to, misleading or deceptive with respect to or that dilutes any (or any part) of any Product Trademark and (b) do any act that endangers, destroys, or similarly affects, in any material respect, the value of the goodwill pertaining to any Product Trademark. Ablynx will not, and will not permit its Affiliates to, attack, dispute or contest the validity of or ownership of any Product Trademark anywhere in the Territory or any registrations issued or issuing with respect thereto, other than any Product Trademark that is confusingly similar to, misleading or deceptive with respect to or that dilutes any (or any part) of any Product Trademarks.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 7.10 IP Disclosures.

(a) Sanofi will have the right to disclose Confidential Information, subject to Article VI, solely to the extent reasonably necessary to exercise its exclusive right to prepare, file, prosecute, maintain and extend the Sanofi Prosecution Patent Rights, subject to Ablynx’s prior written consent (not to be unreasonably withheld), and provided that Sanofi will take reasonable and lawful actions to avoid or minimize the degree of disclosure.

(b) Ablynx will have the right to disclose Confidential Information, subject to Article VI, solely with respect to Collaboration Know-How and to the extent reasonably necessary to exercise its exclusive right to prepare, file, prosecute, maintain and extend the Ablynx Prosecution Patent Rights, subject to Sanofi’s prior written consent (not to be unreasonably withheld), and provided that Ablynx will take reasonable and lawful actions to avoid or minimize the degree of disclosure.

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES; COVENANTS

Section 8.1 Mutual Representations, Warranties and Covenants. Each Party hereby represents and warrants, as of the Effective Date, and covenants (as applicable) to the other Party as follows:

8.1.1 Corporate Existence and Power. It is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder.

8.1.2 Authority and Binding Agreement. It (a) has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder, and (b) has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation of such Party that is enforceable against it in accordance with its terms. Its execution of and performance under this Agreement does not violate or breach any obligation or restriction (including any confidentiality or non-competition obligation or any exclusivity restriction) to which such Party is legally bound by contract, judicial order or otherwise.

8.1.3 No Conflict. It is not a party to any agreement that would prevent it from granting the rights granted to the other Party under this Agreement or performing its obligations under this Agreement with respect to the Initial Sanofi Targets based on the Work Plans therefor. It will not misappropriate any trade secret of a Third Party in connection with the performance of its activities hereunder.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.1.4 No Debarment. (a) Neither it nor any of its Affiliates has been debarred or is subject to debarment pursuant to Section 306 of the FFDCA or analogous provisions of Applicable Law outside the United States or listed on any Excluded List and (b) neither it nor any of its Affiliates has, to its knowledge, used in any capacity, in connection with the activities to be performed under this Agreement, any individual or entity that has been debarred pursuant to Section 306 of the FFDCA or analogous provisions of Applicable Law outside the United States, or that is the subject of a conviction described in such Section or analogous provisions of Applicable Law outside the United States, or listed on any Excluded List.

8.1.5 Government Authorizations. It will maintain throughout the Term all permits, licenses, registrations and other forms of authorizations and approvals from any Governmental Authority, necessary or required to be obtained or maintained by such Party in order for such Party to execute and deliver this Agreement and to perform its obligations hereunder in a manner which complies with all Applicable Law.

8.1.6 Conduct of Activities.

(a) Each Party agrees, on behalf of itself, its officers, directors and employees and on behalf of its Affiliates, agents, representatives, consultants and subcontractors hired in connection with the Exploitation of the Licensed Compounds or the Licensed Products (together with such Party, the “Party Representatives”) that in connection with the performance of its obligations hereunder, the Party Representatives will not directly or indirectly pay, offer or promise to pay, or authorize the payment of any money, or give, offer or promise to give, or authorize the giving of anything else of value, to:

(i) any Government Official in order to influence official action;

(ii) any Government Official (A) to influence such Person to act in breach of a duty of good faith, impartiality or trust (“Acting Improperly”), (B) to reward such Person for Acting Improperly, or (C) where such Person would be Acting Improperly by receiving the money or other thing of value; or

(iii) any other Person while knowing or having reason to believe that all or any portion of the money or other thing of value will be paid, offered, promised or given to, or will otherwise benefit, a Government Official in order to influence official action for or against either Party in connection with the matters that are the subject of this Agreement.

(b) The Party Representatives will not, directly or indirectly, solicit, receive or agree to accept any payment of money or anything else of value in violation of the Anti-Corruption Laws.

Section 8.2 Additional Representations, Warranties and Covenants of Ablynx. Ablynx represents and warrants to Sanofi as of the Effective Date and covenants as specified in this Section 8.2. In addition, in the event that (a) Sanofi issues a Diligence Notice with respect to a Proposed Sanofi Target or (b) the JSC determines under Section 2.3.6 that a Research Program is complete, Ablynx will notify Sanofi within [...***...] thereof of any change that would cause the representations and warranties set forth in this Section 8.2 to no longer be true as of the Certification Date (it being understood and agreed that the occurrence of such a change after the

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Effective Date will not, on that basis alone, be deemed a breach by Ablynx of this Agreement) and thereafter provide prompt updates with respect thereto at any time on or prior to the Certification Date. Without limiting the foregoing, upon receipt of a Sanofi Target Designation Notice or Licensed Compound Selection Notice thereafter, Ablynx will provide to Sanofi a certification within [...***...] after the applicable notice received from Sanofi (each such date of certification, the “Certification Date”) that the representations and warranties set forth in this Section 8.2 are true and correct, or would be (to the extent not then granted) true and correct as of the Certification Date, except as may be specifically disclosed in such certification, provided that, if Ablynx’s disclosures differ from those disclosures made pursuant to clauses (a) and (b) of this Section 8.2 (or if Ablynx does not provide such certification), then Sanofi will have the right within [...***...] of the earlier of (i) receipt of any such certification or (ii) the deadline for providing such certification if the certification has not been delivered to Sanofi, to withdraw its designation of such Sanofi Target or selection of such Licensed Compounds, as the case may be, in which case such withdrawn Sanofi Target or Licensed Compounds will not be considered as a Sanofi Target or a Licensed Compounds, as applicable, and the Option Exercise Fee and milestone 1 in Section 5.4 will not be due, as applicable, and Sanofi may designate another Sanofi Target or select additional Licensed Compounds, as applicable, in place thereof (whether via an Option or Swap Right).

8.2.1 Non-Infringement of Ablynx Patent Rights by Third Parties. Except as set forth on Schedule 8.2.1, to the best of Ablynx’s knowledge, there are no activities by Third Parties that would constitute Material Infringement or Misappropriation of the Ablynx Know-How or Ablynx Patent Rights within the Territory.

8.2.2 Ownership. Ablynx Controls the Licensed IP free and clear of all liens and encumbrances (other than the Ablynx In-Licenses disclosed by Ablynx to Sanofi in writing prior to the Effective Date or in a certification timely delivered pursuant to this Section 8.2, as applicable, none of which conflicts with the rights granted to Sanofi hereunder). Ablynx has the exclusive right to grant all rights and licenses (or sublicenses, as the case may be) it purports to grant to Sanofi under this Agreement (other than any rights and licenses that may be granted to Sanofi on a non-exclusive basis) and, except as set forth on Schedule 8.2.6, neither such rights and licenses nor any other provision of this Agreement are subject to any in-license or other similar agreements with another Person regarding any intellectual property rights licensed hereunder. To the best of its knowledge, Ablynx has not misappropriated any intellectual property of a Third Party in connection with developing the Licensed IP or the performance of the Research Programs or its other obligations under this Agreement.

8.2.3 Validity and Enforceability. [...***...] Ablynx has complied in all material respects with all Applicable Law with respect to the filing, prosecution and maintenance of the Ablynx Patent Rights or, with respect to any representations and warranties made after the Effective Date, any Collaboration Patent Rights as to which Ablynx has a right to control such filing, prosecution and maintenance (the “Ablynx Prosecution Patent Rights”) and [...***...] the filing, prosecution and maintenance of all other Ablynx Patent Rights have been in compliance in all material respects with all Applicable Laws with respect thereto. Ablynx has paid all maintenance and annuity fees with respect to the Ablynx Prosecution Patent Rights due and [...***...] all maintenance and annuity fees with respect to all other Ablynx Patent Rights have been paid when due. [...***...] no dispute regarding inventorship has been alleged or threatened with respect to any Ablynx Patent Rights or Collaboration Patent Rights.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.2.4 No Action or Claim. There (a) are no actual, pending or [...***...] alleged or threatened, adverse actions, suits, claims, interferences, re-examinations, oppositions, inventorship challenges or formal governmental investigations involving the Ablynx IP that are in or before any Governmental Authority and that are reasonably relevant to the rights licensed to Sanofi under this Agreement, and (b) are no actual, pending or [...***...] alleged or threatened, adverse actions, suits, claims, interferences, re-examinations, oppositions (other than those previously disclosed to Sanofi), inventorship challenges or formal governmental investigations involving the Ablynx IP, in each case that are in or before any Governmental Authority, which if adversely determined would have a material effect upon the ability of Ablynx [...***...] to use or provide the Ablynx IP in connection with the activities to be conducted hereunder or to fulfill its obligations pursuant to the terms of this Agreement.

8.2.5 Ablynx Patent Rights. Schedules 1.1.14 and 1.1.17 includes a complete and correct list, in all respects, of all Ablynx Platform Patent Rights and Ablynx Non-Platform Patent Rights, respectively, as of the date hereof. During the Term, Ablynx will promptly notify Sanofi of any changes in the foregoing and provide updated Schedules 1.1.14 and 1.1.17 reflecting such changes. Except as set forth in Schedule 8.2.6, (a) no rights or licenses are required under the Licensed IP or Ablynx Regulatory Documentation for Sanofi to Develop, Manufacture or Commercialize Licensed Nanobodies, Derivative Nanobodies, Licensed Compounds, Derivative Compounds or Licensed Products as contemplated herein other than those granted under Article III, and (b) neither Ablynx nor any of its Affiliates has previously entered into any agreement, whether written or oral, with respect to or otherwise assigned, transferred, licensed, conveyed or otherwise encumbered its right, title or interest in or to (i) the Licensed IP or Ablynx Regulatory Documentation (including by granting any covenant not to sue with respect thereto) or (ii) any Patent Right or other intellectual property or proprietary right that would be Licensed IP or Ablynx Regulatory Documentation, but for such assignment, transfer, license, conveyance or encumbrance, in each case (of (i) and (ii)), that is inconsistent with the rights and licenses granted to Sanofi under this Agreement. [...***...] neither (x) the materials supplied by Ablynx for the conduct of the Work Plans, nor (y) the use and practice of the Licensed IP as contemplated hereunder would infringe any intellectual property rights of any Third Party.

8.2.6 Ablynx In-Licenses.

(a) True, complete and correct copies of all license and other agreements regarding any intellectual property rights in-licensed by Ablynx to Sanofi hereunder (such agreements, the “Ablynx In-Licenses” and such intellectual property rights, the “Ablynx In-License IP”) have been provided to Sanofi and all of the Ablynx In-Licenses are listed on Schedule 8.2.6.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) Except as set forth on Schedule 8.2.6, all Ablynx In-License IP is Controlled by Ablynx and the rights and obligations of the Parties hereunder are fully consistent with and are not limited by the Ablynx In-Licenses, including such that the rights granted to Sanofi and its Affiliates hereunder to the Ablynx In-License IP are no more restrictive than the analogous rights granted to Sanofi and its Affiliates hereunder with respect to intellectual property rights wholly owned by Ablynx or its Affiliates.

(c) No rights or licenses are required under the Licensed IP for Sanofi or its Affiliates to Exploit the Licensed Compounds, Derivative Compounds, Licensed Products, Licensed Nanobodies or Derivative Nanobodies except those granted under Section 3.1.

(d) Ablynx will not (i) commit any acts or permit the occurrence of any omissions that would cause the breach or termination of any Ablynx In-License or (ii) amend, or otherwise modify or permit to be amended or modified, any Ablynx In-License, without Sanofi’s prior written consent.

(e) The Ablynx licenses in the Ablynx In-Licenses are sublicensable to Sanofi.

(f) The Ablynx In-Licenses are in full force and effect, have been duly maintained, have not been cancelled, expired or abandoned, and Ablynx is not aware of any challenges to or violations of the rights granted thereunder by any Third Party.

(g) Ablynx is not in breach under any Ablynx In-Licenses, nor, to the best of Ablynx’s knowledge, is any counterparty thereto, and Ablynx has not received any notice of breach under any Ablynx In-Licenses and Ablynx does not know of any basis for any such action.

8.2.7 Third Party Agreements. There are no exclusivity provisions or any other restrictions in any agreement between Ablynx or its Affiliates, on the one hand, and any Third Party, on the other hand, with respect to any Pre-Existing Nanobodies or Compounds containing Pre-Existing Nanobodies for any Sanofi Target that would limit Sanofi’s ability to Exploit the Licensed Nanobodies, Derivative Nanobodies, Licensed Compounds, Derivative Compounds or Licensed Products (including, in each case, any intermediate or component thereof).

8.2.8 Compliance with Applicable Law. The Development of the Licensed IP that has been conducted by Ablynx and its Affiliates and its and their (sub)contractors, has been conducted in compliance with all Applicable Law in all material respects. Neither Ablynx nor any of its Affiliates, nor any of their respective officers, employees or agents, has made an untrue statement of a material fact or fraudulent statement to any Regulatory Authority or failed to disclose a material fact required to be disclosed to any Regulatory Authority. [...***...] the pending applications included in the Ablynx Patent Rights are being diligently prosecuted in the respective patent offices in the Territory in accordance with Applicable Law, and Ablynx and its Affiliates have presented all relevant references, documents and information of which it and the inventors are aware to the relevant patent examiner at the relevant patent office.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.2.9 Ablynx IP. With respect to each Sanofi Target, (a) Ablynx is not a party to any agreement that would prevent Ablynx from granting the rights granted to Sanofi under this Agreement or performing its obligations under this Agreement, (b) Ablynx has the full right to grant the Research License and Development and Commercialization License, as applicable, granted herein and such grant will not result in the misappropriation of any Third Party intellectual property or violation of any Third Party’s rights with respect thereto and (c) Ablynx has not granted to any Third Party any right or license, including any covenant not to sue, to clinically Develop or Commercialize any Nanobodies or the Licensed IP in connection with any Nanobody Directed to any Target other than the Blocked Targets.

8.2.10 Government Funding. The inventions claimed or covered by the Licensed IP (a) were not conceived, discovered, developed or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the United States or any agency thereof, (b) are not a “subject invention” as that term is described in 35 U.S.C. § 201(e), (c) are not otherwise subject to the provisions of the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§ 200-212, as amended, as well as any regulations promulgated pursuant thereto, including in 37 C.F.R. part 401, and (d) are not the subject of any licenses, options or other rights of any other Governmental Authority, within or outside the United States, due to such Governmental Authority’s funding of research and development or otherwise (other than the right to receive payments or any law of general application that applies to personal property generally, e.g., takings laws).

8.2.11 Unblocked Targets. The Targets set forth on Schedule 8.2.11 (the “Unblocked Targets”) are not Blocked Targets as of the Effective Date. Ablynx will not, and will cause its Affiliate not to, take any action that would allow any Unblocked Target to become a Blocked Target between the Effective Date and March 31, 2018.

8.2.12 Sanofi Target Disclosures. Schedule 8.2.12 sets forth a true and complete list of the Pre-Existing Nanobodies (a) as of the Effective Date, with respect to the Initial Sanofi Targets, and (b) as of the Certification Date, with respect to all Sanofi Targets then so designated. Those materials pertaining to the Initial Sanofi Targets provided to Sanofi by Ablynx, its Affiliates or agents prior to the Effective Date are accurate and complete as of the Effective Date.

8.2.13 Diligence Materials. The Diligence Materials (including the list of all Pre-Existing Nanobodies Directed to the applicable Proposed Sanofi Target) provided to Sanofi pursuant to Section 2.5.3 will be accurate and complete in all respects at the time such Diligence Materials are shared with Sanofi and as of the Certification Date, and will be promptly updated as needed during the applicable Diligence Period.

8.2.14 Ablynx Platform Know-How Information. All information regarding the efficacy, safety or chemistry, manufacturing and control (CMC) of the Ablynx Platform Know-How provided to Sanofi is complete and accurate in all material respects and does not contain any misstatement of a material fact related to safety or efficacy nor omit to state any material fact in Ablynx’s possession or control necessary to make such information not misleading.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 8.3 Additional Covenants of Ablynx.

8.3.1 Ablynx will not, and will cause its Affiliates not to, grant a lien on the Licensed IP to any Third Party or knowingly permit a lien to be imposed on the Licensed IP other than those disclosed to Sanofi by Ablynx and that do not conflict with the rights granted Sanofi hereunder. Ablynx will not, and will cause its Affiliates not to, misappropriate any intellectual property of a Third Party in connection with developing the Licensed IP or the performance of the Research Programs or Ablynx’s other obligations under this Agreement.

8.3.2 Ablynx will not, and will cause its Affiliates not to, enter into any agreement with respect to or otherwise assign, transfer, license, convey or otherwise encumber its right, title or interest in or to (a) the Licensed IP or Ablynx’s or its Affiliates’ interest in any Ablynx Regulatory Documentation (including by granting any covenant not to sue with respect thereto) or (b) any Patent Right or other intellectual property or proprietary right that would be Licensed IP, Collaboration IP or Ablynx Regulatory Documentation, but for such assignment, transfer, license, conveyance or encumbrance, in each case of (a) and (b), that is inconsistent with or otherwise diminishes the rights and licenses granted to Sanofi under this Agreement. Ablynx will, and will cause its Affiliates to, maintain and perform its obligations under any Ablynx In-Licenses and maintain such Ablynx In-Licenses in full force and effect during the Term and will not amend any Ablynx In-Licenses in a manner than adversely affects Sanofi’s rights hereunder, without having first obtained Sanofi’s express prior written consent.

8.3.3 Neither Ablynx nor any of its Affiliates will use in any capacity, in connection with the performance of the activities hereunder, any Person that has been debarred pursuant to Section 306 of the FFDCA or that is the subject of a conviction described in such section. Ablynx will inform Sanofi in writing promptly if it or any such Person that is performing any activities hereunder is debarred or is the subject of a conviction described in Section 306 of the FFDCA or if any action, suit, claim, investigation or legal or administrative proceeding is pending or [...***...] is threatened, related to the debarment or conviction of it or any such Person performing any activities hereunder.

8.3.4 To the extent that any inventions covered or claimed by the Licensed IP are conceived, discovered, developed or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the United States or any agency thereof, Ablynx will comply with the provisions of the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§ 200-212, as amended, as well as any regulations promulgated pursuant thereto, including in 37 C.F.R. part 401.

8.3.5 Ablynx will not, and will cause its Affiliates and (sub)contractors not to, use any government or not-for-profit organization funding that would encumber the Licensed IP or Collaboration Know-How with respect to the performance of the Ablynx Program Activities without the prior written consent of Sanofi in each case, which consent may be withheld in Sanofi’s sole discretion.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.3.6 Ablynx will provide Sanofi with all information reasonably necessary or desirable for Sanofi to comply with its pharmacovigilance responsibilities in all countries in the Territory, including, as applicable, any adverse drug experiences (including those events or experiences that are required to be reported to the FDA under 21 C.F.R. §§ 312.32 or 314.80 or to foreign Regulatory Authorities under corresponding Applicable Law outside the United States of America) from pre-clinical or clinical laboratory, animal toxicology, pharmacology studies and clinical studies, in each case in the form reasonably requested by Sanofi. Subject to the terms of this Agreement, as soon as practicable following the request of Sanofi, but in any event within [...***...] after such request, Sanofi and Ablynx (under the guidance of their respective pharmacovigilance departments) will negotiate and enter into a reasonable and customary safety data exchange agreement (the “SDEA”). Among other things, the SDEA will provide the right for each Party to cross-reference all relevant safety data of the other Party.

Section 8.4 DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL OR EXPRESS OR IMPLIED, INCLUDING (A) ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE; (B) ANY WARRANTY AS TO (I) THE VALIDITY OF ANY PATENT RIGHTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR (II) THE SCOPE, VALIDITY OR ENFORCEABILITY OF ANY INTELLECTUAL PROPERTY CONNECTED TO OR ARISING OUT OF THIS AGREEMENT IN ANY WAY OR THAT THE FILING OR PROSECUTION OF ANY PATENT RIGHTS REFERRED TO OR CONTEMPLATED HEREIN WILL RESULT IN ANY PATENTS THAT WILL BE GRANTED, VALID OR ENFORCEABLE FOR OR IN ANY COUNTRY OR TERRITORY; OR (C) ANY WARRANTY AS TO THE OUTCOME OR RESULTS OF ANY RESEARCH PROGRAM, INCLUDING THAT (I) ANY RESEARCH PROGRAM WILL RESULT IN ANY LICENSED COMPOUNDS SUITABLE FOR DEVELOPMENT OR COMMERCIALIZATION, OR (II) ANY LICENSED COMPOUND OR LICENSED PRODUCT WILL OBTAIN REGULATORY APPROVAL.

ARTICLE IX

INDEMNITY; LIMITATION OF LIABILITY

Section 9.1 Indemnity.

9.1.1 Ablynx will defend, indemnify and hold harmless Sanofi, its Affiliates and its and their respective directors, officers, employees and agents (the “Sanofi Indemnitees”) from and against all liabilities, losses, damages, and expenses, including reasonable attorneys’ fees and costs (collectively, “Liabilities”), incurred by or imposed on any of the Sanofi Indemnitees as a result of any Third Party claims, suits, actions, terminations or demands (collectively, “Claims”) to the extent such Claims are incurred, relate to, are in connection with or arise out of (a) the breach or non-fulfillment of any representations, warranties or covenants in this Agreement by Ablynx, its Affiliates, sublicensees or

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(sub)contractors, (b) the negligence, recklessness or willful misconduct of Ablynx, its Affiliates, sublicensees or (sub)contractors in connection with the performance of its obligations hereunder, (c) the violation of Applicable Law by Ablynx, its Affiliates, sublicensees or (sub)contractors in connection with the performance of its obligations hereunder, (d) any action or omission of the Gatekeeper in performing its obligations under or in connection with this Agreement (including in connection with any information provided to the Gatekeeper by or on behalf of Ablynx), (e) any action brought by any Third Party licensor, licensee (other than Sanofi) or collaboration partner of Ablynx, whether past, present or future, (f) the Exploitation of any Licensed Nanobodies, Derivative Nanobodies, Licensed Compounds, Derivative Compounds or Licensed Products or exercise of any licenses from Sanofi in each case by Ablynx, its Affiliates, sublicensees or (sub)contractors after the termination date of this Agreement, except in each case ((a), (b), (c), (d), or (e)), to the extent such Liabilities resulted from any action for which Sanofi must indemnify Ablynx under Section 9.1.2(a) or (b). With respect to the foregoing proviso (d), in the event of any conflict between the procedures set forth in this Article IX and those contained in Article VII, the terms of Article VII will govern. In the case in which Ablynx licenses or partners any Licensed Nanobodies, Derivative Nanobodies, Licensed Compounds, Derivative Compounds or Licensed Products after the termination of this Agreement, then Ablynx will cause such sublicensee or partner to indemnify Sanofi to the same extent as set forth in this Section 9.1.1.

9.1.2 Sanofi will defend, indemnify and hold harmless Ablynx, its Affiliates and its and their respective directors, officers, employees and agents (the “Ablynx Indemnitees”) from and against all Liabilities incurred by or imposed on any of the Ablynx Indemnitees as a result of any Claims to the extent such Claims are incurred, relate to, are in connection with or arise out of (a) the breach or non-fulfillment of any representations, warranties or covenants in this Agreement by Sanofi, its Affiliates, sublicensees or (sub)contractors, (b) the negligence, recklessness or willful misconduct of Sanofi, its Affiliates, sublicensees or (sub)contractors in connection with the performance of its obligations hereunder, (c) the violation of Applicable Law by Sanofi, its Affiliates, sublicensees or (sub)contractors in connection with the performance of its obligations hereunder, or (d) the Development, Manufacture or Commercialization of Licensed Compounds, Derivative Compounds, Licensed Products by Sanofi, its Affiliates or sublicensees, including any failure to test for or provide adequate warnings of adverse side effects, or any Manufacturing defect in any Licensed Product, except in each case ((a), (b), (c) or (d)), to the extent such Liabilities resulted from any action for which Ablynx must indemnify Sanofi under Section 9.1.1.

Section 9.2 Procedure.

9.2.1 A Party (the “Indemnitee”) that intends to claim indemnification under this Section 9.2 will promptly provide notice to the other Party (the “Indemnitor”) of any Claim in respect of which the Indemnitee intends to claim such indemnification, which notice will include a reasonable identification of the alleged facts giving rise to such Liability, and the Indemnitor will have the right to participate in, and, to the extent the Indemnitor so desires, jointly with any other Indemnitor similarly noticed, to control the defense thereof with counsel selected by the Indemnitor. However, notwithstanding the foregoing, except with respect to any

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Claim that is a Third Party Action, the process for the defense of which will be governed by Sections 7.6 and 7.7, the Indemnitee will have the right to participate in, but not control, the defense of any Claim, and request separate counsel, with the fees and expenses to be paid by the Indemnitee, unless (a) representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Party represented by such counsel in such proceedings or (b) the Indemnitor has failed to assume the defense of the applicable Claim, in which case ((a) or (b)), such fees and expenses will be paid by the Indemnitor. The Indemnitee will, and will cause each of its Affiliates and its and their respective directors, officers, employees and agents, as applicable, to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals and otherwise providing reasonable access to such indemnitees and other employees and agents of the Indemnitee, in each case as may be reasonably requested in connection therewith; provided that the Indemnitor will reimburse the Indemnitee for its reasonable and verifiable out-of-pocket expenses in connection therewith. The Indemnitor may not settle any Claim, and the Indemnitee will not be responsible for or be bound by any settlement of a Claim that imposes an obligation on it, without the prior written consent of the Indemnitee, which consent will not be unreasonably withheld, conditioned or delayed.

9.2.2 The assumption of the defense of a Claim by the Indemnitor will not be construed as an acknowledgment that the Indemnitor is liable to indemnify the Indemnitee in respect of the Claim, nor will it constitute a waiver by the Indemnitor of any defenses it may assert against the Indemnitee’s claim for indemnification. In the event that it is ultimately determined that the Indemnitor is not obligated to indemnify, defend or hold harmless the Indemnitee from and against the Claim, the Indemnitee will reimburse the Indemnitor for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Liabilities incurred by the Indemnitor in its defense of the Claim.

Section 9.3 Limitation of Liability. EXCEPT (A) IN THE EVENT OF THE WILLFUL MISCONDUCT OR FRAUD OF A PARTY OR A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE VI OR SECTION 3.6, (B) AS PROVIDED UNDER SECTION 11.12 AND (C) TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE IX, NEITHER PARTY NOR ANY OF ITS AFFILIATES OR SUBLICENSEES WILL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR LOST PROFITS SUFFERED BY THE OTHER PARTY AND REGARDLESS OF ANY PRIOR NOTICE OF SUCH DAMAGES.

Section 9.4 Insurance. Each Party will have and maintain such types and amounts of insurance covering its activities under this Agreement as is (a) normal and customary in the pharmaceutical industry generally for parties similarly situated and (b) otherwise required by Applicable Law. Upon request by the other Party, each Party will provide to the other Party evidence of its insurance coverage. The insurance policies will be under an occurrence form, but

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

if only a claims-made form is available to a Party, then such Party will continue to maintain such insurance after the expiration or termination of this Agreement In Full for a period of [...***...], except, with respect to any termination of this Agreement (whether In Full or In Part) in accordance with which Ablynx assumes responsibility for Exploiting a Licensed Compound or Licensed Product under Section 10.6.3, Ablynx will, following such termination and until [...***...] after Ablynx has ceased Exploiting such Licensed Compound or Licensed Product, (x) with respect to clinical Development activities, maintain, and cause its Affiliates and (sub)licensees to maintain, clinical trial insurance, and (y) with respect to Commercialization activities, maintain, and cause its Affiliates and (sub)licensees to maintain, products liability insurance, in each case consistent with this Section 9.4. Notwithstanding the foregoing, each Party may self-insure in whole or in part the insurance requirements described above.

ARTICLE X

TERM AND TERMINATION

Section 10.1 Term. Unless earlier terminated pursuant to this Article X, the term of this Agreement (the “Term”) will commence on the Effective Date and will remain in full force and effect until the earlier of (a) the date of expiration of the last to expire Royalty Term, or (b) in the event no Licensed Compound has been selected by Sanofi under Section 2.3.6, the date on which there is no longer the possibility that a Licensed Compound may be selected by Sanofi under Section 2.3.6, unless terminated by a Party pursuant to this Agreement. Upon expiration of the Royalty Term for a Licensed Product in a country or jurisdiction, the grants in Section 3.1.2 will become fully-paid, royalty-free, freely transferable, sublicensable through multiple tiers, perpetual and irrevocable for such Licensed Product in such country or jurisdiction, with no further obligation to Ablynx.

Section 10.2 Termination by Sanofi. Each termination right set forth in this Section 10.2 may be exercised on a Sanofi Target-by-Sanofi Target basis or Research Program-by-Research Program basis, on a Licensed Compound-by-Licensed Compound or Licensed Product-by-Licensed Product basis, or on a country-by-country basis, or in its entirety.

10.2.1 Convenience.

(a) Sanofi will have the right, at any time, to terminate this Agreement In Full for convenience, by providing not less than [...***...] prior written notice to Ablynx. Without limiting the foregoing, after the Research Program Term with respect to a Sanofi Target, Sanofi will have the right, at any time, to terminate this Agreement for convenience on a Sanofi Target-by-Sanofi Target basis or on a Licensed Compound by Licensed Compound or Licensed Product-by-Licensed Product basis, or on a country-by-country basis, in each case with respect to such Sanofi Target, by providing not less than [...***...] prior written notice to Ablynx.

(b) While the Research Program Term with respect to a Sanofi Target is ongoing, and on a Sanofi Target-by-Sanofi Target basis, Sanofi will have the right, at any time but subject to Section 10.2.1(c), to terminate this Agreement for convenience with respect to such Sanofi Target, by providing not less than [...***...] prior written notice to Ablynx

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c) Without limiting clause (a), where Sanofi has terminated this Agreement with respect to a Sanofi Target during the applicable Research Program Term pursuant to Section 10.2.1(b), then during the [...***...] following the delivery of notice of such termination, Sanofi may terminate one additional Sanofi Target on [...***...] notice under Section 10.2.1(b) and, thereafter, Sanofi will be required to provide [...***...] notice in order to terminate additional Sanofi Targets; provided that, notwithstanding the foregoing, if the JSC has determined that the Research Program has been completed with respect to a Sanofi Target and Sanofi has not yet delivered a Licensed Compound Selection Notice for such Sanofi Target, Sanofi will be entitled to terminate such Research Program on [...***...] notice to Ablynx (and such termination will not count as a termination requiring [...***...] written notice for purposes of the preceding clause).

(d) Exercise by Sanofi of a Swap Right will be deemed to constitute a Termination In Part with respect to the Swapped-Out Target, except that such Termination In Part will not require, and will be disregarded for the purposes of determining, the advance notice set out in Section 10.2.1(b) and Section 10.2.1(c).

10.2.2 Change in Control. Without limiting the other rights that Sanofi has with respect to a Change in Control during the Term of this Agreement, Sanofi will have the right to terminate this Agreement In Full or In Part at any time following the earlier of (a) the closing of the Change in Control or (b) receipt of notice by Ablynx or public disclosure of a pending or consummated transaction effecting a Change in Control involving Ablynx, by providing written notice to Ablynx so long as such notice is delivered within [...***...] of the closing of the Change in Control. Such termination will be effective as of the later of (x) the receipt of such notice and (y) the closing of the Change In Control. Ablynx will notify Sanofi in writing as soon as possible after Ablynx announces publicly any information regarding any Change in Control involving Ablynx (whether pending or consummated thereafter) or, if the Change in Control will not be publicly announced, then no later than [...***...] after the signing of a definitive agreement with respect to such Change in Control (whether pending or consummated thereafter).

10.2.3 For Safety. Sanofi may terminate this Agreement solely with respect to the affected Research Program, Sanofi Target or Licensed Product, effective immediately upon written notice to Ablynx, as follows: [...***...].

Section 10.3 Termination for Cause. Each termination right set forth in this Section 10.3 may be exercised through Termination In Full (Section 10.3.1 or Section 10.3.2) or Termination in Part (Section 10.3.1 only), as elected by the terminating Party, provided that, if the terminating Party chooses to terminate this Agreement In Part under this Section 10.3.1, it may only terminate this Agreement in respect of the Sanofi Target(s), Research Program(s), Licensed Compound(s), Licensed Product(s) or country or countries directly affected by the breach that is the cause for such termination. It is understood that termination pursuant to this Section 10.3 will be a remedy of last resort and may be invoked only in the case where the breach cannot be reasonably remedied by the payment of money damages.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.3.1 Breach. Either Party may (but is not required to and without limitation of any other right or remedy such Party may have) terminate this Agreement for material breach by the other Party (the “Breaching Party”) of a material obligation of such other Party under this Agreement as set forth in this Section 10.3.1. If the non-Breaching Party desires to terminate, it will first deliver a notice to the allegedly Breaching Party specifying the material breach and its claim of right to terminate, and then:

(a) for any such material breach other than one covered by clause (b) below, if the Breaching Party has not cured such material breach within [...***...] (or, in case of breach of any payment obligation hereunder by Sanofi, within [...***...]) after notice thereof (such period, the “Notice Period”), or if such material breach cannot be cured within the Notice Period and the Breaching Party commences actions to cure such breach within the Notice Period, in which case the Notice Period will be tolled (provided that the Breaching Party thereafter diligently continues such actions) for an additional [...***...], then the non-Breaching Party may deliver a notice of termination to the Breaching Party effective immediately; and

(b) with respect to any alleged breach by Sanofi of its obligations under Section 2.1 or Section 4.3, in which case, Ablynx will first provide written notice thereof to Sanofi and the Parties will meet within [...***...] after delivery of such notice to Sanofi to discuss in good faith such alleged breach and Sanofi’s development plans, as applicable, with respect to the applicable Licensed Product, which discussions will be concluded before Ablynx may issue any such termination notice with respect to such alleged breach; provided that if either Party initiates a dispute resolution procedure under Section 11.2 as permitted under this Agreement to resolve the dispute for which termination is being sought within [...***...] following the end of the Notice Period and is diligently pursuing such procedure, the Notice Period will be tolled and the termination will become effective only if such breach remains uncured for [...***...] after the final resolution of the dispute through such dispute resolution procedure (or, if the breach cannot be cured within such [...***...] period, if the Breaching Party commences actions to cure such breach within such period and thereafter diligently continues such actions). This right of termination under this Section 10.3.1(b) and the consequences set forth in this Article X are the sole remedy available to Ablynx hereunder or otherwise with respect to a breach by Sanofi of such obligations under Section 2.1 or Section 4.3, but will not in any way prejudice the rights of Ablynx under Section 11.12 in respect of such breach.

During any period that (x) Ablynx is subject to a cure period under this Section 10.3.1 or (y) following delivery by Sanofi of a termination notice but before such termination is in effect, any obligation to pay milestones hereunder will be suspended unless and until, in the case of (x), Ablynx has cured the material breach at issue; provided that such obligation to pay milestones hereunder will be reinstated immediately upon Ablynx curing such breach or upon Sanofi not terminating this Agreement for such breach in accordance with the provisions of this Section 10.3.1, whichever is sooner.

In the event that Sanofi is entitled under this Section 10.3.1(a) to terminate this Agreement (whether In Full or In Part) due a material breach by Ablynx, Sanofi may, as an alternative to termination hereunder, elect to maintain this Agreement in effect, [...***...].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.3.2 Insolvency. Either Party may terminate this Agreement In Full (but not In Part) effective immediately upon written notice to the other Party if, at any time such other Party (a) files in any court or agency pursuant to any statute or regulation of any state or country a petition in bankruptcy or insolvency or for reorganization (save for solvent reorganization or solvent reconstruction), (b) files for, appoints or suffers appointment of a receiver or trustee of the Party or over substantially all of its assets that is not discharged within [...***...] after such filing, (c) proposes a written agreement of composition or extension of substantially all of its debts, (d) files a petition under any bankruptcy or insolvency act or has any such petition filed against that is not discharged within [...***...] of the filing thereof, (e) proposes or is a party to any dissolution or liquidation, (f) admits in writing its inability generally to meet its obligations as they fall due in the general course, (g) makes an assignment of substantially all of its assets for the benefit of creditors, or (h) is otherwise the subject of an Insolvency Event.

10.3.3 [...***...].

(a) Subject to 10.3.3(c), in the event that [...***...] then [...***...] will have the right to terminate this Agreement In Full upon written notice to [...***...].

(b) Subject to 10.3.3(c), in the event that [...***...] will have the right to terminate this Agreement In Part [...***...].

(c) (i) Before exercising any right to terminate under this Section 10.3.3, [...***...] will notify [...***...] of its intent to do so in writing and give [...***...] a period of [...***...] to [...***...]; and (ii) nothing in this Section 10.3.3 entitles [...***...] if (A) [...***...], (B) [...***...], or (C) [...***...].

Section 10.4 Termination By Mutual Consent. This Agreement may at any time be terminated In Full or In Part by mutual consent between the Parties upon terms and conditions to be mutually agreed. Such termination will have the consequences as agreed at the time of termination.

Section 10.5 Licenses in the Event of Insolvency.

10.5.1 All licenses (and to the extent applicable, rights) granted under or pursuant to this Agreement are, and will otherwise be deemed to be, for purposes of Section 365(n) of 11 U.S.C. § 101, et. seq. (“Bankruptcy Code”), licenses of rights to “intellectual property” as defined under the Paragraph 101(35A) of the Bankruptcy Code. The Parties agree that the non-bankrupt Party will retain and may fully exercise all of its rights and elections under Applicable Law. The Parties further agree that, in the event of the commencement of bankruptcy proceeding by or against a bankrupt Party, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property that is licensed to such Party pursuant to the license grants set forth in Article III, but only to the extent set forth in such license grants, and all embodiments of such intellectual property; and the same, if not already in the other Party’s possession, will be promptly delivered to the other Party (a) upon any such

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

commencement of a bankruptcy proceeding, upon the other Party’s written request therefor (which request must identify the specific intellectual property), unless the bankrupt Party (or trustee on behalf of the bankrupt Party) elects within [...***...] to continue to perform all of its obligations under this Agreement or (b) if not delivered under (a) above, upon rejection of this Agreement by or on behalf of the bankrupt Party, upon written request therefore by the other Party.

10.5.2 Ablynx hereby undertakes, to the extent possible under Belgian law, that, in the event that any Insolvency Event proceeding under any Applicable Law is initiated by or instituted against Ablynx or any of its Affiliates, it will notify the relevant insolvency officer(s), and reasonably request that such insolvency officer(s) notify(ies) any potential purchaser of the Licensed IP, of the existence of this Agreement and Sanofi’s rights hereunder, and that this Agreement and such rights of Sanofi will remain valid and in force. Ablynx hereby represents, warrants and covenants to Sanofi, to the extent possible under Belgian law, as follows: (a) as of the Effective Date, Ablynx has not initiated any Insolvency Event proceeding, and there is no Insolvency Event proceeding under any Applicable Laws pending against Ablynx or any of its Affiliates; (b) [...***...] and as of the Effective Date, taking into account the contemplation of this Agreement, there is no Insolvency Event that threatens Ablynx or any of its Affiliates; and (c) if at any time during the Term any Insolvency Event proceeding under any Applicable Law is initiated by or instituted against Ablynx or any of its Affiliates, then it will immediately notify Sanofi thereof in writing. Sanofi will have the right, at its discretion and expense, to have the licenses granted by Ablynx to Sanofi hereunder and any Ablynx Patent Rights included in the Licensed IP registered with the relevant Governmental Authorities and Ablynx will, upon Sanofi’s request, to the extent permitted under Belgian law and the appointed insolvency administrator, provide Sanofi with reasonable assistance to effect such registrations.

Section 10.6 Consequences of Termination. The following consequences will apply in the case of a termination of this Agreement In Full or, in the case of a termination In Part, such consequences will apply solely with respect to the Terminated Parts:

10.6.1 General Effects. Except where explicitly provided within this Agreement, termination of this Agreement In Full or In Part for any reason will not affect (a) any rights and obligations, including payment of any royalties or other sums, which have accrued as of the date of termination or expiration, or (b) Sanofi’s ability to sell any existing inventory of Licensed Product(s) or complete Manufacturing of works-in-progress and to sell such inventory as Licensed Product(s) for a period of [...***...] following termination, subject to Sanofi’s obligation to make corresponding payments with respect to any such sales pursuant to Section 5.6. Following the delivery of a notice of termination of this Agreement by a Party, Sanofi will not be responsible for the payment of any milestones under this Agreement other than those that were due prior to the delivery of the notice of termination. Except as needed in order to permit the Manufacturing and sell-off activities set forth in clause (b) or as otherwise specified in this Section 10.6, upon termination of this Agreement, all licenses granted by either Party to the other Party hereunder (and then in effect), including all Research Licenses and Development and Commercialization Licenses, and all sublicenses granted by either Party thereunder (and then in effect), but excluding the licenses granted in Section 3.1.3 (which in all cases will survive) will immediately terminate upon termination of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.6.2 Effect of Termination by Sanofi for Change in Control. In the event of a termination by Sanofi pursuant to Section 10.2.2, the same consequences will apply as would apply to a termination for convenience under Section 10.2.1.

10.6.3 Effect of Termination by Ablynx or Termination by Sanofi for Convenience. In the event of any termination by Sanofi pursuant to Section 10.2.1 or any termination by Ablynx in Full or in Part, then solely with respect to the applicable Reversion Product(s) (or the Licensed Compounds contained therein) to the extent necessary to continue, and solely for the purpose of continuing, the respective Development, Manufacturing and Commercialization activities in the terminated countries:

(a) Sanofi will, as applicable:

(i) provide to Ablynx (A) a copy and transfer ownership of, any IND or BLA, if filed, and all other Regulatory Documentation ([...***...]) solely related to the Reversion Products (or the Licensed Compounds contained therein), [...***...];

(ii) assign to Ablynx, upon request, all right, title and interest in any Joint Collaboration Patent Right that relates solely to any Licensed Compound to which such termination applies; and

(iii) grant Ablynx, upon request and in a separate written license on customary terms, a nonexclusive, perpetual, worldwide license under (A) [...***...] the terminated Licensed Product(s) then being clinically Developed or Commercialized (“Reversion Products”) [...***...], and (B) [...***...].

The Parties will use reasonable efforts to complete: (A) the foregoing clauses (i) and (ii) within [...***...]after the applicable termination, and (B) the foregoing clause (iii) within [...***...] after the applicable termination; provided that in each case failure to meet any of the foregoing timelines will not constitute a breach of this Agreement by any Party, unless such failure was caused solely by the purposeful and undue delay of such Party.

(b) Upon such termination taking effect, Ablynx may purchase from Sanofi any Reversion Product (including works-in-progress or intermediates) that have been Manufactured for GLP Toxicology Studies, Clinical Trials or Commercialization, at the Specified Percentage of the cost of such Reversion Product (or work-in-progress or intermediates). Upon such termination, Sanofi will elect, at its sole discretion, one or more of the following with respect to the post-termination Manufacturing of the Reversion Product(s): (i) within a period of [...***...], during the interim period [...***...] supply Ablynx its reasonable requirements of the Reversion Product(s) (such supply, the “Transition Supply”); (ii) [...***...]; or (iii) [...***...]. Sanofi expressly disclaims any representations or warranties, and will not be liable, with respect to the adequacy of any [...***...] transferred to Ablynx under this Section 10.6.3(b). Subject to the foregoing limitations, the transition of Manufacturing by Sanofi to

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Ablynx will [...***...]. The “Specified Percentage” will mean (A) in the case of Phase III Clinical Trial or commercial supplies (or any works in progress or intermediates with respect to such supplies), including any validation batches therefor, [...***...]%, or (B) in all other cases, [...***...]%. If the Manufacture of the Licensed Products is subcontracted by Sanofi to a Third Party Manufacturer, then the Parties will discuss in good faith the terms and conditions of any assignment of the applicable Manufacturing agreement to the extent relating to the Licensed Products.

10.6.4 Effect of Termination by Sanofi under Section 10.3.1(a) or Section 10.3.2. In the event of a termination by Sanofi under Section 10.3.1(a) or Section 10.3.2, Sections 10.6.1 and 10.6.6 will govern.

10.6.5 Effect of Termination on Sublicenses. Any sublicenses granted under licenses granted hereunder will no longer have effect if, and when, such licenses terminate pursuant to this Article X.

10.6.6 Survival. The following provisions will survive expiration or termination of this Agreement: Sections 2.3.4, 3.1.3, 3.5, 3.7, 4.4, 5.13, 5.16, 7.3.6, 7.3.9, 7.5, 7.9, 7.10, 8.4, 11.2, 11.3, 11.4, 11.5, 11.9, 11.11, 11.12, 11.15, 11.17 and 11.18, Articles I (to the extent defined terms are used in other surviving sections), VI, VII, IX and Article XI.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Notices. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement will be in writing, will refer specifically to this Agreement and will be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified below or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 11.1. Such notice will be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the [...***...] (at the place of delivery) after deposit with an internationally recognized overnight delivery service. Any notice delivered by facsimile will be confirmed by a hard copy delivered as soon as practicable thereafter. This Section 11.1 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

If to Ablynx:

Ablynx NV

Technologiepark 21

9052 Zwijnaarde

Belgium

Attention: C.E.O

Facsimile: [...***...]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

With a copy, which will not constitute notice, to:

Hunton & Williams LLP

2200 Pennsylvania Avenue, NW

Washington, DC 20037

Attention: Maya Eckstein

Facsimile: +[...***...]

If to Sanofi:

Sanofi

54, rue La Boétie,

75008 Paris, France

Attention: General Counsel

Facsimile: +[...***...]

With a copy, which will not constitute notice, to:

Covington & Burling LLP

One Front Street

San Francisco, California 94111

USA

Attention: Amy Toro

Facsimile: +[...***...]

Section 11.2 Dispute Resolution. The Parties agree that, if any dispute or disagreement arises between Sanofi, on the one hand, and Ablynx, on the other hand, in respect of this Agreement, then subject to Section 11.12, the Parties will follow the following procedure in an attempt to resolve the dispute or disagreement; provided that, if such dispute or disagreement is within the authority of the JSC (but, for clarity, excluding matters subject to Section 2.3.3(a)-(c)), it will be referred by the JSC for resolution under this Section 11.2.

11.2.1 The Alliance Manager of the Party claiming that such a dispute exists will give notice in writing (“Notice of Dispute”) to the other Party of the nature of the dispute. Within [...***...] following receipt of a Notice of Dispute, the Sanofi Executive and a corresponding senior executive to be designated by Ablynx will meet at a mutually agreed upon time and location for the purpose of resolving such dispute.

11.2.2 Any dispute unresolved under Section 11.2.1 will be settled by binding arbitration administered by JAMS (or any successor entity thereto) and in accordance with the Comprehensive Arbitration Rules and Procedures then in effect and the Expedited Procedures contained therein, as modified in this paragraph (the “Rules”), except (i) to the extent such rules are inconsistent with this Section 11.2.2, in which case, this Section 11.2.2 will control (including with regard to any limitations of liability or forms of relief), and (ii) 5 discovery depositions may be conducted per side. The JAMS Expedited Procedures will be modified to delete [...***...]. The proceedings and decisions of the arbitrator will be confidential, final and binding on the Parties, and judgment upon the award of such arbitrator may be entered in any court having jurisdiction thereof.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(a) Upon receipt of an Notice of Dispute by a Party, the applicable dispute will be resolved by final and binding arbitration before a panel of [...***...] arbitrators (the “Arbitrators”), with each arbitrator having not less than [...***...] of experience in the biotechnology or pharmaceutical industry and subject matter expertise with respect to the matter subject to arbitration. Any Arbitrator chosen hereunder will have educational training and industry experience sufficient to demonstrate a reasonable level of scientific, financial, medical and industry knowledge relevant to the particular dispute. Each Party will promptly select one Arbitrator each, which selections will in no event be made later than [...***...] after receipt of the Notice of Dispute. The third Arbitrator will be chosen promptly by mutual agreement of the Arbitrators chosen by the Parties, but in no event later than [...***...] after the date that the last of such Arbitrators was appointed. The Arbitrators will, within [...***...] after the conclusion of the hearing, issue a written award and statement of decision describing the material facts and the grounds for the conclusions on which the award is based, including the calculation of any damages awarded. The decision of the Arbitrators will be final, conclusive and binding on the Parties and enforceable by any court of competent jurisdiction. The Arbitrators will be authorized to award compensatory damages, but will not be authorized to reform, modify or materially change this Agreement.

(b) Each Party will bear its own costs and expenses (including legal fees and expenses) relating to the arbitration proceeding, except that the fees of the Arbitrators and other related costs of the arbitration will be shared equally by the Parties, unless the Arbitrators determine that a Party has incurred unreasonable expenses due to vexatious or bad faith positions taken by the other Party, in which event the Arbitrators may make an award of all or any portion of such expenses (including legal fees and expenses) so incurred.

(c) The arbitrator will be required to render the decision in writing and to comply with, and the award will be limited by, any express provisions of this Agreement relating to damages or the limitation thereof. No arbitrator will have the power to award punitive damages under this Agreement regardless of whether any such damages are contained in a proposal, and such award is expressly prohibited.

(d) Unless the Parties otherwise agree in writing, during the period of time that any arbitration proceeding is pending under this Agreement, (i) the Parties will continue to comply with all those terms and provisions of this Agreement that are not the subject of the pending arbitration proceeding; and (ii) in the event that the subject of the dispute relates to the exercise by a Party of a termination right hereunder, including in the case of a material breach of this Agreement, the effectiveness of such termination will be stayed until the conclusion of the proceedings under this Section 11.2. All arbitration proceedings and decisions of the Arbitrators under this Section 11.2.2 will be deemed Confidential Information of both Parties under Article VI.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(e) The arbitration proceedings will take place in New York, New York, in the English language.

11.2.3 Nothing in this Section 11.2 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.

11.2.4 In the event of a dispute regarding any payments owing under this Agreement, all undisputed amounts will be paid promptly when due and the balance, if any, promptly after resolution of the dispute.

Section 11.3 Governing Law; Jurisdiction; Venue and Service.

11.3.1 Governing Law. Except for [...***...], which will be governed by and construed in accordance with the laws of Switzerland, this Agreement will be governed by and construed in accordance with the laws of the State of New York, in each case (i.e., whether the laws of Switzerland or the State of New York govern) excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

11.3.2 Jurisdiction. Except as otherwise expressly provided herein, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of any New York State court sitting in the borough of Manhattan in the City of New York or any federal court sitting in the borough of Manhattan in the City of New York for any action arising out of or relating to this Agreement and agree not to commence any action, suit or proceeding (other than appeals and enforcements of awards therefrom) related thereto except in such courts. The Parties irrevocably and unconditionally waive their right to a jury trial in any such action. Notwithstanding the foregoing, in the event of an unresolved dispute between the Parties relating to inventorship or the validity, enforceability or scope of any Patent Rights or trademark rights, such dispute will, at either Party’s election, be submitted for resolution by a court of competent jurisdiction.

11.3.3 Venue. Subject to Section 11.5 and Section 11.12, the Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action arising out of or relating to this Agreement in the courts of the State of New York and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action brought in any such court has been brought in an inconvenient forum.

11.3.4 Service. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 11.1 will be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 11.4 Entire Agreement. This Agreement, together with the Exhibits and Schedules attached hereto, contains the entire understanding of the Parties with respect to the specific subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement. Ablynx and Sanofi (on behalf of its wholly owned subsidiary Sanofi-Aventis Deutschland GmbH (“SADG”)) hereby agree (i) that certain Confidential Disclosure Agreement, dated July 13, 2016, between Ablynx and SADG, is deemed terminated, (ii) the Parties will take, and Sanofi will cause SADG to take, any further reasonable administrative steps necessary to effect the termination of such Confidential Disclosure Agreement, and (iii) that any information of a confidential and proprietary nature that was disclosed by Ablynx to SDAG under said Confidential Disclosure Agreement will constitute Confidential Information of Ablynx as if it was disclosed under this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both Parties.

Section 11.5 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid or unenforceable in any respect.

Section 11.6 Force Majeure. Neither Party will be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than an obligation to make payments) when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any Governmental Authority (except to the extent such omission or delay results from the breach by the non-performing Party or any of its Affiliates of its or their Development, Manufacturing or Commercialization obligations or any other term or condition of this Agreement). The non-performing Party will notify the other Party of such force majeure within [...***...] after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration and any action being taken to avoid or minimize its effect. The suspension of performance will be of no greater scope and no longer duration than is necessary and the non-performing Party will use Commercially Reasonable Efforts to remedy its inability to perform. In the event that the force majeure continues for more than [...***...], the Party not affected by such force majeure will have the right, at its sole election and expense, and without limitation to any other right or remedy available to such Party, to assume and complete some or all of the activities that the non-performing Party is not performing as a result of such force majeure.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 11.7 Assignment and Change in Control.

11.7.1 Neither party may assign its rights or, except as provided in Section 2.3.8, delegate its obligations under this Agreement, whether by operation of law or otherwise, in whole or in part (including with respect to any Sanofi Target or any Licensed Product) without the prior written consent of the other Party, except that subject to the restriction on granting Commercialization Sublicenses prior to the Licensed Compound Selection Date, (a) Sanofi will have the right, without such consent, to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any of its Affiliates or sublicensees; (b) Sanofi will have the right to assign any or all of its rights and delegate any or all of its obligations hereunder (including on a Sanofi Target-by-Sanofi Target or Licensed Product-by-Licensed Product basis or country-by-country basis) to any of its Affiliates or its or their sublicensees or to any successor in interest (whether by merger, acquisition, asset purchase or otherwise) to all or substantially all of the business to which this Agreement (or the applicable Sanofi Target(s) or Licensed Product(s)) relates, provided that Sanofi will provide written notice to Ablynx within [...***...] after such assignment or delegation; and (c) Ablynx will have the right to assign this Agreement or any or all of its rights hereunder and delegate any or all of its obligations hereunder to any successor in interest in a Change in Control involving Ablynx, provided that, with respect to a Change in Control involving Ablynx that satisfies proviso (d) of the definition of Change in Control hereunder and occurs during a Research Program Term, solely with the prior written consent of Sanofi (not to be unreasonably withheld or delayed), provided further that Ablynx will provide written notice to Sanofi within [...***...] after assignment or delegation pursuant to this clause (c). Any successor of a Party or any assignee of all of a Party’s rights under this Agreement that has also assumed all of such Party’s obligations hereunder in writing will, upon any such succession or assignment and assumption, be deemed to be a party to this Agreement as though named herein in substitution for such Party, whereupon the original Party will cease to be a party to this Agreement and will cease to have any rights or obligations under this Agreement. All validly assigned rights of a Party will inure to the benefit of and be enforceable by, and all validly delegated obligations of a Party will be binding on and be enforceable against, the permitted successors and assigns of such Party. Any attempted assignment or delegation in violation of this Section 11.7.1 will be void and of no effect.

11.7.2 To the extent that Sanofi elects not to terminate this Agreement (in Full or in Part) in the event of a Change in Control involving Ablynx, then for clarity the licenses granted in Section 3.1 will remain in effect and to the extent requested by Sanofi: Ablynx will (a) (i) [...***...], and (ii) [...***...], and (b) if the Change in Control occurs during the Research Program Term with respect to any Sanofi Target, (i) [...***...] (a)(i)) and [...***...], (ii) [...***...], (iii) [...***...], and (iv) transition to Sanofi ([...***...]) all activities under the Research Program(s) which are the responsibility of Ablynx under such Research Program(s). Upon completion of Ablynx’s obligations under this Section 11.7.2, Ablynx will no longer be obligated to complete any Program Activities with respect to such Research Program.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 11.8 Relationship of the Parties. It is expressly agreed that Ablynx, on the one hand, and Sanofi, on the other hand, will be independent contractors and that the relationship between the Parties will not constitute a partnership, joint venture or agency. Neither Ablynx, on the one hand, nor Sanofi, on the other hand, will have the authority to make any statements, representations or commitments of any kind, or to take any action that will be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party will be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment will be for the account and expense of such first Party, unless explicitly provided otherwise herein, each Party will bear its own expenses incurred in performing its obligations under this Agreement.

Section 11.9 Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party will not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

Section 11.10 Further Assurances. Each Party will duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof or to better assure and confer unto such other Party its rights and remedies under this Agreement.

Section 11.11 No Benefit to Third Parties. Except as provided in Article IX, the covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns and they will not be construed as conferring any rights on any other parties.

Section 11.12 Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in Section 3.1, Section 3.6, Article VI and Article VII are reasonable and necessary to protect the legitimate interests of the other Party, that such other Party would not have entered into this Agreement in the absence of such restrictions and that any breach or threatened breach of any provision of such Section or Articles may result in irreparable injury to such other Party for which there will be no adequate remedy at law. In the event of a breach or threatened breach of any provision of such Section or Articles, the non-breaching Party will be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights will be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity. Both Parties agree to waive any requirement that the other (a) post a bond or other

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

security as a condition for obtaining any such relief and (b) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy. Nothing in this Section 11.12 is intended or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

Section 11.13 Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.

Section 11.14 English Language. This Agreement will be written and executed in, and all other communications under or in connection with this Agreement will be in, the English language. Any translation into any other language will not be an official version thereof and in the event of any conflict in interpretation between the English version and such translation, the English version will control.

Section 11.15 Affiliates. To the extent that this Agreement imposes obligations on Affiliates of a Party, such Party agrees to cause its Affiliates to perform such obligations. Unless the context is otherwise clear, references to Ablynx in this Agreement include Affiliates of Ablynx and references to Sanofi in this Agreement include Affiliates of Sanofi.

Section 11.16 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Counterparts may be signed or delivered by facsimile or electronically scanned signature page.

Section 11.17 Joint Drafting. The Parties represent and agree that that they have each contributed to and jointly participated in the negotiation and the drafting of this Agreement and that they have had ample opportunity to review this Agreement with their respective counsel and to influence the choice of language and terms herein, and that consequently, the provisions of this Agreement will be considered to be drafted jointly by the Parties without prejudice against the Party that may have originally proposed or stipulated the provision(s) at issue.

Section 11.18 No License. Other than explicitly provided for in this Agreement, nothing in this Agreement grants or will be construed to grant to either Party (i) any right or license to any intellectual property right or application therefor (including but not limited to patent applications or patents) that are held by or that are in the name of the other Party or to any Confidential Information received from the other Party; or (ii) any claim or option to any such right or license.

(The remainder of this page has been intentionally left blank. The signature page follows.)

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed this Collaboration and License Agreement as of the Effective Date.

ABLYNX N.V.

By:	/s/ Edwin Moses
Name:	Edwin Moses
Title:	C.E.O.

SANOFI

By:	/s/ Andre Turenne
Name:	Andre Turenne
Title:	SVP, Global Head, BD&L

[Signature Page to Collaboration and License Agreement]

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EXHIBIT A

Work Plans for Initial Sanofi Targets

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EXHIBIT B

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EXHIBIT C

Form of Diligence Notice

[Insert Sanofi Letterhead]

Via [    ]

Ablynx NV

Technologiepark 21

9052 Zwijnaarde

Belgium

Attention: C.E.O

[Facsimile:] [        ]

[Email:] [        ]

Date: [     ]

Re:	Sanofi/Ablynx NV – Proposed Sanofi Target Diligence Notice for [add Target name]

Dear Sir/Madam:

We refer to that certain Collaboration and Licensing Agreement, dated as of [    ] (as amended or supplemented from time to time, the “Collaboration Agreement”), by and between Ablynx NV (“Ablynx”) and Sanofi. Capitalized terms used in this letter that are not otherwise defined shall have the same meaning given to them in the Collaboration Agreement.

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Sincerely,

SANOFI

By:
Name:
Title:

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EXHIBIT D

Form of Royalty Report

Supplier:	ABLYNX NV
Technologiepark 21
B-9052 Zwijnaarde
Belgium
Contact :	XX

Customer:	SANOFI
License & Back-Office—Tri D3/405
20 Avenue Raymond Aron
92165 Antony Cedex
France
Contact :	XX

ROYALTY REPORT / XX QUARTER YEAR

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SCHEDULE 1.1.14

Ablynx Non-Platform Patent Rights

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SCHEDULE 1.1.17

Ablynx Platform Patent Rights

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SCHEDULE 1.1.63

Derivative Nanobody Protocol

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SCHEDULE 1.1.109

Indications

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SCHEDULE 1.1.112

Initial Sanofi Targets

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SCHEDULE 1.1.137

Examples of Certain Nanobody Residues

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SCHEDULE 2.5.3

Diligence Documentation

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SCHEDULE 3.7

Nanobody Trademarks

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SCHEDULE 5.17

Inflation Adjustment Formula for FTE Rate

in which:

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SCHEDULE 6.3

Form of Press Release

REGULATED INFORMATION

ABLYNX AND SANOFI ENTER INTO A STRATEGIC COLLABORATION

TO DEVELOP NANOBODY PRODUCT CANDIDATES

FOCUSED ON IMMUNE-MEDIATED INFLAMMATORY DISEASES

GHENT, Belgium, [    ] July 2017—Ablynx [Euronext Brussels: ABLX; OTC: ABYLY] today announced that it has entered into a research collaboration and global exclusive licensing agreement with Sanofi initially focused on developing and commercialising Nanobody®-based therapeutics for the treatment of various immune-mediated inflammatory diseases.

This collaboration gives Sanofi access to certain Nanobodies in Ablynx’s existing portfolio as well as to Ablynx’s scientists and proprietary Nanobody platform. Under the terms of the agreement, Sanofi gains exclusive global rights to certain multi-specific Nanobodies against selected targets, with options for similar rights to additional targets, for a total of eight potential Nanobody product candidates.

The financial terms include an upfront payment of €23 million to Ablynx, comprised of license and option fees. In addition, Ablynx will receive research funding, estimated to amount to €8 million for the initially selected targets. Upon exercise of options to additional targets, Sanofi will pay Ablynx further option exercise fees and research funding. Sanofi will be responsible for the development, manufacturing and commercialisation of any products resulting from this agreement. Ablynx will be eligible to receive development, regulatory and commercial milestone payments of up to €2.4 billion plus tiered royalties up to low double digits on the net sales of any products originating from the collaboration.

Dr Edwin Moses, CEO of Ablynx, commented:

“This strategically important collaboration further confirms the potential of our Nanobody platform and is a unique opportunity for us to work with a world-leader like Sanofi in the development of a new generation of therapeutics for the treatment of immune-mediated inflammatory diseases. We look forward to exploring the different Nanobody target combinations as new and novel therapeutic options for patients suffering from a range of inflammatory diseases.”

Frank Nestle, MD, Sanofi’s Global Head of Immunology Therapeutic Research Area and Chief Scientific Officer, North America, commented:

“This collaboration is the latest example of Sanofi’s strategic commitment to expand our drug discovery pipeline in immunology at a time when we are launching new treatments for atopic dermatitis and rheumatoid arthritis. We are particularly excited by the Ablynx technology as a leading biologics platform, enabling the development of transformative multi-targeting treatment approaches. Through external partnerships like these, combined with our internal R&D expertise, we aim to transform the treatment landscape for patients living with autoimmune and inflammatory conditions.”

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About Ablynx

Ablynx is a biopharmaceutical company engaged in the development of Nanobodies, proprietary therapeutic proteins based on single-domain antibody fragments, which combine the advantages of conventional antibody drugs with some of the features of small-molecule drugs. Ablynx is dedicated to creating new medicines which will make a real difference to society. Today, the Company has more than 45 proprietary and partnered programmes in development in various therapeutic areas including inflammation, haematology, immuno-oncology, oncology and respiratory disease. The Company has collaborations with multiple pharmaceutical companies including AbbVie; Boehringer Ingelheim; Eddingpharm; Merck & Co., Inc., Kenilworth, New Jersey, USA; Merck KGaA; Novartis; Novo Nordisk; Sanofi and Taisho Pharmaceuticals. The Company is headquartered in Ghent, Belgium. More information can be found on www.ablynx.com.

For more information, please contact:

Ablynx Dr Edwin Moses CEO t: +32 (0)9 262 00 07 m: +32 (0)473 39 50 68 e:edwin.moses@ablynx.com	Lies Vanneste Director IR t: +32 (0)9 262 0137 m: +32 (0)498 05 35 79 e:lies.vanneste@ablynx.com

@AblynxABLX

Ablynx media/analyst relations:

FTI Consulting Julia Phillips, Brett Pollard, Mo Noonan t: +44 20 3727 1000 e:ablynx@fticonsulting.com

Disclaimer

Certain statements, beliefs and opinions in this press release are forward-looking, which reflect the Company or, as appropriate, the Company directors’ current expectations and projections about future events. By their nature, forward-looking statements involve a number of risks, uncertainties and assumptions that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. A multitude of factors including, but not limited to, changes in demand, competition and technology, can cause actual events, performance or results to differ significantly from any anticipated development. Forward looking statements contained in this press release regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future. As a result, the Company expressly disclaims any obligation or undertaking to release any update or revisions to any forward-looking statements in this press release as a result of any change in expectations or any change in events, conditions, assumptions or circumstances on which these forward-looking statements are based. Neither the Company nor its advisers or representatives nor any of its parent or subsidiary undertakings or any such person’s officers or employees guarantees that the assumptions underlying such forward-looking statements are free from errors nor does either accept any responsibility for the future accuracy of the forward-looking statements contained in this press release or the actual occurrence of the forecasted developments. You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release.

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SCHEDULE 6.6

Certain Permitted Recipients of the Redacted Agreement

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SCHEDULE 8.2.1

Infringement of Ablynx Patent Rights by Third Parties

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SCHEDULE 8.2.6

Ablynx In-Licenses

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SCHEDULE 8.2.11

Unblocked Targets

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SCHEDULE 8.2.12

Pre-Existing Nanobodies for Initial Sanofi Targets

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